SEC. File Nos.   33-54444
                                                          811-7338

                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                              FORM N-1A
        Registration Statement Under the Securities Act of 1933  [X]
                      Post-Effective Amendment No. 5
                                 and
 Registration Statement Under The Investment Company Act of 1940 [X]
                         Amendment No. 7

                 CAPITAL WORLD GROWTH AND INCOME FUND, INC.
              (Exact Name of Registrant as specified in charter)
             333 South Hope Street, Los Angeles, California 90071
                  (Address of principal executive offices)
             Registrant's telephone number, including area code:
                            (213) 486-9200

                           VINCENT P. CORTI
                 CAPITAL RESEARCH AND MANAGEMENT COMPANY
                         333 South Hope Street
                    Los Angeles, California 90071
                 (name and address of agent for service)

                              Copies to:
                       MICHAEL J. FAIRCLOUGH, ESQ.
                           O'MELVENY & MYERS
                         400 South Hope Street
                       Los Angeles, California 90071
                        (Counsel for the Registrant)

        The Registrant has filed a declaration pursuant to rule 24f-2 registering an indefinite number of shares under the Securities Act of 1933.
  On January 23, 1996 the Registrant filed its 24f-2 notice for fiscal 1995.
                Approximate date of proposed public offering:
It is proposed that this filing become effective on February 1, 1996, pursuant to paragraph (b) of rule 485.

                  CAPITAL WORLD GROWTH AND INCOME FUND, INC.
                            CROSS REFERENCE SHEET

ITEM NUMBER OF PART "A" OF FORM N-1A                CAPTIONS IN PROSPECTUS (PART "A")



1.    Cover Page                                    Cover Page

2.    Synopsis                                      Summary of Expenses

3.    Condensed Financial Information               Financial Highlights; Investment Results

4.    General Description of Registrant             Investment Objective and Policies; Investing Around
                                                    the World; Multiple Portfolio Counselor System; Fund
                                                    Organization and Management

5.    Management of the Fund                        Fund Organization and Management; Investing Around
                                                    the World; Multiple Portfolio Counselor System

6.    Capital Stock and Other Securities            Investment Objective and Policies; Investing Around
                                                    the World; Fund Organization and Management;
                                                    Dividends, Distributions and Taxes

7.    Purchase of Securities Being Offered          Purchasing Shares; Fund Organization and Management

8.    Redemption or Repurchase                      Redeeming Shares

9.    Legal Proceedings                             N/A



ITEM NUMBER OF PART "B" OF FORM N-1A                CAPTIONS IN STATEMENT OF ADDITIONAL
                                                    INFORMATION (PART "B")



10.   Cover Page                                    Cover Page

11.   Table of Contents                             Table of Contents

12.   General Information and History               Fund Organization and Management (Part "A")

13.   Investment Objectives and Policies            Investment Policies; Description of Certain
                                                    Securities; Investment Restrictions

14.   Management of the Registrant                  Fund Directors and Officers; Management

15.   Control Persons and Principal Holder of Securities    Fund Directors and Officers

16.   Investment Advisory and Other Services        Management

17.   Brokerage Allocation and Other Practices      Execution of Portfolio Transactions

18.   Capital Stock and Other Securities            Part "A"

19.   Purchase, Redemption and Pricing of Securities Being  Offered    Purchase of Shares; Shareholder Account Services and
                                                                       Privileges; Redemption of Shares

20.   Tax Status                                    Dividends, Distributions and Federal Taxes

21.   Underwriter                                   Management -- Principal Underwriter

22.   Calculation of Performance Data               Investment Results

23.   Financial Statements                          Financial Statements



ITEM IN PART "C"



24.   Financial Statements and Exhibits

25.   Persons Controlled by or Under Common Control with Registrant

26.   Number of Holders of Securities

27.   Indemnification

28.   Business and Other Connections of Investment Adviser

29.   Principal Underwriters

30.   Location of Accounts and Records

31.   Management Services

32.   Undertakings

      Signature Page


Prospectus

CAPITAL WORLD GROWTH AND INCOME FUND(SM)

   February 1, 1996

AN OPPORTUNITY FOR LONG-TERM
GROWTH OF CAPITAL AND CURRENT
INCOME PRIMARILY THROUGH INVESTMENTS
IN EQUITY-TYPE SECURITIES OF
COMPANIES BASED AROUND THE WORLD

[LOGO OF THE AMERICAN FUNDS GROUP(R)]

                  CAPITAL WORLD GROWTH AND INCOME FUND, INC.

                             333 South Hope Street
                         Los Angeles, California 90071


The fund's investment objective is to seek long-term capital growth while providing current income. The fund invests, on a global basis, in a diversified portfolio of common stocks and other equity-type securities, bonds, and money market instruments that are denominated in U.S. dollars or other currencies.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.


You may obtain the statement of additional information dated February 1, 1996, which contains the fund's financial statements, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   33-010-0296

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         SUMMARY OF    This table is designed to help you understand the costs
           EXPENSES    of investing in the fund. These are historical ex-
                       penses; your actual expenses may vary.
     Average annual
 expenses paid over    SHAREHOLDER TRANSACTION EXPENSES
   a 10-year period    Maximum sales charge on purchase................ 5.75%/1/
           would be    (as a percentage of offering price)
  approximately $16
 per year, assuming    The fund has no sales charge on reinvested dividends,
           a $1,000    deferred sales charge,/2/ redemption fees or exchange
   investment and a    fees.
   5% annual return
   with the maximum    ANNUAL FUND OPERATING EXPENSES
      sales charge.    (as a percentage of average net assets)
                       Management fees................................. 0.47%
                       12b-1 expenses.................................. 0.21%/3/
                       Other expenses (including audit, legal,
                        shareholder services, transfer agent and
                        custodian expenses)............................ 0.20%
                       Total fund operating expenses................... 0.88%

                TABLE OF CONTENTS

Summary of Expenses.........................     2
Financial Highlights........................     3
Investment Objective and Policies...........     3
Investing Around the World..................     4
Multiple Portfolio Counselor System ........     7
Investment Results..........................     8
Dividends, Distributions and Taxes..........     8
Fund Organization and Management............     9
The American Funds Shareholder Guide........ 12-20
 Purchasing Shares..........................    12
 Reducing Your Sales Charge.................    15
 Shareholder Services.......................    16
 Redeeming Shares...........................    18
 Retirement Plans...........................    20

             IMPORTANT PHONE NUMBERS

              Shareholder Services:
               800/421-0180 ext. 1

                 Dealer Services:
               800/421-9900 ext. 11

              American FundsLine(R):
                   800/325-3590
              (24-hour information)


EXAMPLE                               1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------                               ------  -------  -------  --------
You would pay the following
cumulative expenses on a $1,000         $66     $84      $103     $160
investment assuming a 5% annual
return./4/

/1/ Sales charges are reduced for certain large purchases. (See "The American
    Funds Shareholder Guide: Purchasing Shares--Sales Charges.")

/2/ Any employer sponsored 403 (b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "The American Funds Shareholder Guide: Redeeming Shares--Contingent Deferred Sales Charge.")

/3/ These expenses may not exceed 0.30% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/4/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

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          FINANCIAL    The following information has been audited by Price
         HIGHLIGHTS    Waterhouse LLP, independent accountants, whose unquali-
       (For a share    fied report is included in the statement of additional
        outstanding    information. This information should be read in con-
     throughout the    junction with the financial statements and accompanying
            period)    notes which appear in the statement of additional in-
                       formation.

                                                   YEAR ENDED NOVEMBER 30
                                                   ----------------------
                                                   1995     1994    1993/1/
                                                  -------  -------  -------
   Net asset value, beginning of period..........  $17.81   $17.00   $15.08
                                                  -------  -------  -------
    INCOME FROM INVESTMENT OPERATIONS
     Net investment income.......................     .61      .52      .29
     Net realized and unrealized gain on invest-
      ments......................................    2.72      .75     1.86
                                                  -------  -------  -------
      Total from investment operations...........    3.33     1.27     2.15
                                                  -------  -------  -------
    LESS DISTRIBUTIONS
     Dividends from net investment income........    (.63)    (.46)    (.23)
     Distributions from net realized gains.......    (.29)     --       --
                                                  -------  -------  -------
      Total distributions........................    (.92)    (.46)    (.23)
                                                  -------  -------  -------
   Net asset value, end of period................  $20.22   $17.81   $17.00
                                                  =======  =======  =======
   Total return/2/...............................   19.41%    7.51%   14.39%/3/
   RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (in millions)......  $3,611   $2,784   $1,521
    Ratio of expenses to average net assets......     .88%     .87%     .62%/3/
    Ratio of net income to average net assets....    3.24%    3.11%    2.01%/3/
    Portfolio turnover rate......................   25.50%   18.66%    2.71%/3/

  --------
  /1/ Period from March 26, 1993 (commencement of operations) to November
      30, 1993.
  /2/ This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

 /3/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.

         INVESTMENT    The fund has the investment objective of seeking long-
      OBJECTIVE AND    term capital growth while providing current income. The
           POLICIES    fund invests, on a global basis, in a diversified port-
                       folio that can include common stocks and other equity-
   The fund invests    type securities (such as convertible bonds and pre-
  globally and aims    ferred stocks), bonds (and other fixed-income securi-
     to provide you    ties), and money market instruments that are denomi-
     with long-term    nated in U.S. dollars or other currencies.
 capital growth and
    current income.    The fund's investment adviser, Capital Research and
                       Management Company, determines the relative mix of equity-type securities, fixed-income securities and money market instruments for the fund's portfolio as well as the countries and currencies in which the fund invests. It will do so based on its view of long-term economic and market trends, taking the relative risks and opportunities into account. Capital Research and Management Company does not intend to make frequent shifts among equity-type securities, fixed-income securities and money market instruments. Under normal market conditions, Capital Research and Management
                       Company expects that the fund will invest principally in

--------------------------------------------------------------------------------

                      equity-type securities and that no more than 40% of its assets will be invested in securities of issuers domiciled in any one country.

                      The fund's investment restrictions (which are described in the statement of additional information) and objec-tive cannot be changed without shareholder approval. All other investment practices may be changed by the board of directors.

                      ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISKS OF LOSS OF CAPI-TAL OR INCOME INHERENT IN ANY INVESTMENT IN SECURITIES AND THE SPECIAL RISKS ASSOCIATED WITH GLOBAL INVESTING DESCRIBED BELOW.

          INVESTING   OPPORTUNITIES, RISKS AND COSTS The fund's assets are in-
   AROUND THE WORLD   vested globally which, in the opinion of Capital Re-
                      search and Management Company, enhances the fund's abil-
   Global investing   ity to meet its objective--long-term growth of capital
  involves expanded   and current income.
     opportunities,
  special risks and   Of course, investing globally involves special risks,
   increased costs.   particularly in certain developing countries, caused by,
                      among other things: fluctuating currency values; differ-ent accounting, auditing, and financial reporting regu-lations and practices in some countries; changing local and regional economic, political, and social conditions;
                      differing securities market structures; and various ad-ministrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

                      However, in the opinion of Capital Research and Manage-ment Company, global investing also can reduce certain portfolio risks due to greater diversification opportunities.

                      Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Bro-kerage commissions are generally higher outside the U.S., and the fund will bear certain expenses in connec-tion with its currency transactions. Furthermore, in-creased custodian costs may be associated with the main-tenance of assets in certain jurisdictions.

                      The fund does not intend to emphasize any particular country or region in making its investments. Under normal market conditions, the fund will invest in securities of issuers determined by Capital Research and Management Company to be domiciled in at least three countries, with no more than 40% of its assets invested in issuers domiciled in any one country. (In determining the domicile of an issuer, Capital Research and Management Company takes into account such factors as where the company is legally organized and/or maintains principal corporate offices

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                       and/or conducts its principal operations.) For
                       temporary defensive purposes, the fund may invest principally or entirely in securities that are denominated in U.S. dollars or whose issuers are domiciled in the United States. Securities denominated in U.S. dollars include American Depositary Receipts and European Depositary Receipts. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

                       CURRENCY TRANSACTIONS In connection with its non-U.S. investments, the fund has the ability to hold curren-cies other than the U.S. dollar and to enter into for-ward currency contracts to facilitate settlements and to protect against certain changes in exchange rates. However, there is no assurance that such strategies will be successful. Moreover, due to the expenses in-volved, the fund will not generally attempt to protect against all potential changes in exchange rates.

                       INVESTING IN FIXED-INCOME SECURITIES While the fund, under normal conditions will invest principally in eq-uity securities, the fund also expects to invest in fixed-income securities on a regular basis in pursuit of its investment objective. For temporary defensive purposes the fund may invest substantially in fixed-in-come securities and/or money market instruments of is-suers based around the world.

                       Bonds and other fixed-income securities (not including money market instruments--see below) in which the fund invests primarily will be rated in the top three rating categories by Standard & Poor's Corporation or Moody's Investors Service, Inc., or if unrated be determined to be of equivalent quality by Capital Research and Man-agement Company; however, up to 10% of the fund's as-sets may be invested in lower rated fixed-income secu-rities and convertible bonds or in unrated securities that are determined to be of equivalent quality. These securities may be rated as low as CC by Standard & Poor's Corporation or Ca by Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality. Bonds rated Ca and CC are described by the rating agencies as "speculative in a high degree, often in default or [having] other marked shortcomings." (See the statement of additional information for a complete description of the bond ratings.) The fund does not currently intend (at least for the next 12 months) to hold more than 5% of its net assets in bonds rated BB and Ba or below, or in unrated bonds determined to be of equivalent quality ("junk bonds" or "high-yield, high-risk bonds"). (If, as a result of a downgrade or otherwise, the fund holds more than 5% of its net as-sets in high-yield, high-risk bonds, the fund will dis-pose of the excess as expeditiously as possible.)

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                       While the fund may purchase debt obligations of corpo-
                       rations and financial institutions domiciled around the world, it currently anticipates that most of its inter-mediate- or long-term investments outside the U.S. principally will be in governmental or quasi-governmen-tal issues.

                       The market values of fixed-income securities generally vary inversely with the level of interest rates--when interest rates rise, their values will generally decline and vice versa. The values of high-yield, high-risk securities are subject to greater fluctuations than are higher rated securities. In addition to ratings, Capital Research and Management Company will consider factors such as term, yield, and liquidity in selecting fixed-income securities.

                       MONEY MARKET INSTRUMENTS The fund invests in various high quality money market instruments that mature, or may be redeemed or resold, in 13 months or less (25 months or less in the case of U.S. Government securities). These include: (1) commercial paper (notes issued by corporations or governmental bodies), (2) certificates of deposit and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and state chartered savings bank obligations, (4) securities of the U.S. Government, its agencies or instrumentalities, and (5) corporate bonds and notes.

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 MULTIPLE PORTFOLIO    The basic investment philosophy of Capital Research and
   COUNSELOR SYSTEM    Management Company is to seek fundamental values at
                       reasonable prices, using a system of multiple portfolio
   Capital Research    counselors in managing mutual fund assets. Under this
     and Management    system the portfolio of the fund is divided into seg-
       Company, the    ments which are managed by individual counselors. Each
  fund's investment    counselor decides how their segment will be invested
    adviser, uses a    (within the limits provided by the fund's objective and
 system of multiple    policies and by Capital Research and Management
          portfolio    Company's investment committee). In addition, Capital
      counselors to    Research and Management Company's research profession-
        manage fund    als make investment decisions with respect to a portion
            assets.    of the fund's portfolio. The primary individual portfo-
                       lio counselors for the fund are listed below.

                                             YEARS OF EXPERIENCE      YEARS OF EXPERIENCE
     PORTFOLIO                                   AS PORTFOLIO            AS INVESTMENT
  COUNSELORS FOR                                  COUNSELOR               PROFESSIONAL
   CAPITAL WORLD         PRIMARY TITLE(S)            FOR                 (APPROXIMATE)
 GROWTH AND INCOME                              CAPITAL WORLD
       FUND                                   GROWTH AND INCOME    WITH CAPITAL
                                                      FUND         RESEARCH AND
                                                                    MANAGEMENT
                                                                  COMPANY OR ITS      TOTAL
                                                                    AFFILIATES        YEARS
---------------------------------------------------------------------------------------------------
 Thierry Vandeventer Chairman of the Board and  Since the fund      33 years         33 years
                     Principal Executive        began operations
                     Officer of the fund.
                     Chairman of the Board and
                     Chief Executive Officer,
                     Capital Research Company*
---------------------------------------------------------------------------------------------------
Stephen E. Bepler    Senior Vice President of   Since the fund      23 years         30 years
                     the fund. Senior Vice      began operations
                     President and Director,
                     Capital Research Company*
---------------------------------------------------------------------------------------------------
 Mark E. Denning     Vice President of the      Since the fund      14 years         14 years
                     fund. Senior Vice          began operations
                     President, Capital
                     Research Company*
---------------------------------------------------------------------------------------------------
Janet A. McKinley    Vice President of the      Since the fund      14 years         20 years
                     fund. Senior Vice          began operations
                     President, Capital
                     Research Company*
---------------------------------------------------------------------------------------------------
William R. Grimsley  Senior Vice President and  Since the fund      26 years         33 years
                     Director, Capital Research began operations
                     and Management Company
---------------------------------------------------------------------------------------------------

THE FUND BEGAN OPERATIONS ON MARCH 26, 1993.

* COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.

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 INVESTMENT RESULTS    The fund may from time to time compare its investment
                       results to various unmanaged indices or other mutual
       The fund has    funds in reports to shareholders, sales literature and
   averaged a total    advertisements. The results may be calculated on a to-
 return of 13.38% a    tal return, yield and/or distribution rate basis for
 year (assuming the    various periods, with or without sales charges. Results
      maximum sales    calculated without a sales charge will be higher. Total
   charge was paid)    returns assume the reinvestment of all dividends and
 over its lifetime.    capital gain distributions.

    (March 26, 1993    As of December 31, 1995 the fund's one-year total
   through December    return and average annualized lifetime total return
          31, 1995)    were 14.39% and 13.38%, respectively. These results
                       were calculated in accordance with Securities and Exchange Commission rules which require that the maximum sales charge be deducted. The fund's distribution rate is calculated by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end price and the capital gains paid over the last 12 months. For the 30-day period ended December 31, 1995, the fund's yield was 2.85% and the distribution rate was 2.85% at maximum offering price. The yield reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS The fund distributes divi-
  DISTRIBUTIONS AND    dends from its net investment income to shareholders
              TAXES    each quarter. Capital gains, if any, are usually dis-
                       tributed in December. When a dividend or capital gain
      Dividends are    is distributed, the net asset value per share is re-
    usually paid in    duced by the amount of the payment.
       March, June,
      September and    FEDERAL TAXES The fund intends to operate as a "regu-
          December.    lated investment company" under the Internal Revenue
                       Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net invest-ment income and net capital gains, the fund itself is relieved of federal income tax.

                       All dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes.

                       IF YOU HAVE NOT FURNISHED A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND HAVE NOT CERTIFIED THAT WITHHOLDING DOES NOT APPLY, OR IF THE INTERNAL REVENUE SERVICE HAS NOTI-FIED THE FUND THAT THE TAXPAYER IDENTIFICATION NUMBER LISTED ON YOUR ACCOUNT IS INCORRECT ACCORDING TO ITS RECORDS OR THAT

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                       YOU ARE SUBJECT TO BACKUP WITHHOLDING, FEDERAL LAW GEN-
                       ERALLY REQUIRES THE FUND TO WITHHOLD 31% FROM ANY DIVI-DENDS AND/OR REDEMPTIONS (INCLUDING EXCHANGE REDEMP-TIONS). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Serv-ice if withholding results in overpayment of taxes. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

                       The fund may be subject to withholding and other taxes imposed by various countries, generally at rates from 10% to 40%, which would reduce the fund's investment income. If more than 50% in value of the fund's total assets at the close of its taxable year consists of se-curities of foreign issuers, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be re-quired to include their respective pro rata portions of such withholding taxes in their federal income tax re-turns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in comput-ing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. In any year the fund makes such an election, shareholders will be notified as to the amount of for-eign withholding and other taxes paid by the fund. It is the current intention of the fund to make this elec-tion in each year it is eligible to do so.

                       This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax ad-viser for further information.

  FUND ORGANIZATION    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
     AND MANAGEMENT    end diversified management investment company, was or-
                       ganized as a Maryland corporation in 1992. The fund's
      The fund is a    board supervises fund operations and performs duties
      member of The    required by applicable state and federal law. Members
     American Funds    of the board who are not employed by Capital Research
    Group, which is    and Management Company or its affiliates are paid cer-
  managed by one of    tain fees for services rendered to the fund as de-
    the largest and    scribed in the statement of additional information.
   most experienced    They may elect to defer all or a portion of these fees
         investment    through a deferred compensation plan in effect for the
          advisers.    fund. Shareholders have one vote per share owned and,
                       at the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any mem-ber of the board could be removed by a majority vote.
                       There will not usually be a shareholder meeting in any year except, for example, when the election of direc-tors is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Ange-les, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621.

-------------------------------------------------------------------------------

                       (See "The American Funds Shareholder Guide: Purchasing Shares--Investment Minimums and Fund Numbers" for a listing of funds in The American Funds Group.) Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.60% on the first $500 million of average net assets, 0.50% for such assets over $500 million to $1 billion, 0.46% for such assets over $1 billion to $1.5 billion, 0.43% for such assets over $1.5 billion to $2.5 billion, 0.41% for such as-sets over $2.5 billion to $4 billion, 0.40% for such assets over $4 billion to $6.5 billion, and 0.395% for such assets over $6.5 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc., (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affili-ated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Invest-ment Company Institute's Advisory Group on Personal In-vesting. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter mar-ket, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

--------------------------------------------------------------------------------

                   PLAN OF DISTRIBUTION The fund has a plan of distribu-tion or "12b-1 Plan" under which it may finance activi-ties primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were in-curred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.30% of its average net assets an-nually (0.25% of which may be for service fees). See "Purchasing Shares--Sales Charges" below.

                   TRANSFER AGENT American Funds Service Company, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. It was paid a fee of $3,114,000 for the fiscal year ended November 30, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.


                         AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    SERVICE
                     AREA      ADDRESS                AREAS SERVED
                   -------------------------------------------------------------
                   WEST      P.O. Box 2205             AK, AZ, CA, HI, ID,
                             Brea, CA 92622-2205       MT, NV, OR, UT, WA and
                             Fax: 714/671-7080         outside the U.S.
                   -------------------------------------------------------------
                   CENTRAL- P.O. Box 659522            AR, CIA, KS, LA,
                   WEST     San Antonio, TX 78265-9522 MN, MO, ND, NE, NM,
                            Fax: 210/530-4050          OK, SD, TX, and WY
                   -------------------------------------------------------------
                   CENTRAL- P.O. Box 6007              AL, IL, IN, KY, MI,
                   EAST     Indianapolis, IN 46206-600 MS, OH, TNand WI
                            Fax: 317/735-6620
                   -------------------------------------------------------------
                   EAST     P.O. Box 2280              CT, DE, FL, GA, MA,
                            Norfolk, VA 23501-2280     MD, ME, NC, NH, NJ,
                            Fax:804/670-4773           NY, PA, RI, SC, VA,
                                                       VT, WV and Washington,
                                                       D.C.
                   -------------------------------------------------------------
                    ALL SHAREHOLDERS MAY CALL AMERICAN FUNDS SERVICE
                    COMPANY AT 800/421-0180 FOR SERVICE.
                   -------------------------------------------------------------

                                    [LOGO OF UNITED STATES' MAP]

                   -------------------------------------------------------------
                   West (light grey); Central-West (white); Central-East
                   (dark grey), East (orange)

                     THE AMERICAN FUNDS SHAREHOLDER GUIDE

 PURCHASING SHARES     ---------------------------------------------------------
                       METHOD      INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
    Your investment    ---------------------------------------------------------
    dealer can help               See "Investment      $50 minimum (except
 you establish your               Minimums and Fund    where a lower
  account--and help               Numbers" for         minimum is noted
      you add to it               initial invest-      under "Investment
 whenever you like.               ment minimums.       Minimums and Fund
                                  Numbers").
                       ---------------------------------------------------------
                       By         Visit any            Mail directly to
                       contact-   investment dealer    your investment
                       ing your   who is registered    dealer's address
                       invest-    in the state         printed on your
                       ment       where the            account statement.
                       dealer     purchase is made
                                  and who has a
                                  sales agreement
                                  with American Funds
                                  Distributors.
                       ---------------------------------------------------------
                       By mail    Make your check      Fill out the account
                                  payable to the       additions form at the
                                  fund and mail        bottom of a recent
                                  to the address       account statement,
                                  indicated on         make your check
                                  the account          payable to the fund,
                                  application.         write your account
                                  Please indicate      number on your check,
                                  an investment        and mail the check
                                  dealer on the        and form in the
                                  account              envelope provided
                                  application.         with your account
                                                       statement.
                       ---------------------------------------------------------
                       By wire    Call 800/421-0180    Your bank should wire
                                  to obtain your       your additional
                                  account num-         investments in the
                                  ber(s), if neces-    same manner as
                                  sary. Please         described under
                                  indicate an          "Initial Investment."
                                  investment dealer
                                  on the account.
                                  Instruct your
                                  bank to wire
                                  funds to:

                                  Wells Fargo Bank
                                  155 Fifth Street
                                  Sixth Floor
                                  San Francisco,
                                  CA 94106
                                  (ABA #121000248)

                                  For credit to the
                                  account of:
                                  American Funds
                                  Service Company
                                  a/c #4600-076178
                                  (fund name)
                                  (your fund acct.
                                  no.)
                       ---------------------------------------------------------
                        THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE
                        THE RIGHT TO REJECT ANY PURCHASE ORDER.

                      SHARE PRICE Shares are purchased at the offering price next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. This price is the net asset value plus a sales charge, if applicable. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                      The net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share. The net asset value per share of the money market funds normally will remain constant at $1.00 based on the funds' current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

                      SHARE CERTIFICATES Shares are credited to your account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates.

-------------------------------------------------------------------------------

                       If you would like certificates issued, please request them by writing to American Funds Service Company. There is usually no charge for issuing certificates in reasonable denominations. CERTIFICATES ARE NOT AVAIL-ABLE FOR THE MONEY MARKET FUNDS.

                       INVESTMENT MINIMUMS AND FUND NUMBERS Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):


                                                      MINIMUM
                                                      INITIAL        FUND
FUND                                                 INVESTMENT     NUMBER
----                                                 ----------     ------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund(R)......................................    $1,000         02
American Balanced Fund(R)..........................       500         11
American Mutual Fund(R)............................       250         03
Capital Income Builder(R)..........................     1,000         12
Capital World Growth and Income Fund(SM)...........     1,000         33
EuroPacific Growth Fund(R).........................       250         16
Fundamental Investors(SM)..........................       250         10
The Growth Fund of America(R)......................     1,000         05
The Income Fund of America(R)......................     1,000         06
The Investment Company of America(R)...............       250         04
The New Economy Fund(R)............................     1,000         14
New Perspective Fund(R)............................       250         07
SMALLCAP World Fund(SM)............................     1,000         35
Washington Mutual Investors Fund(SM)...............       250         01

                                                      MINIMUM
                                                      INITIAL        FUND
FUND                                                 INVESTMENT     NUMBER
----                                                 ----------     ------
BOND FUNDS
American High-Income Municipal Bond Fund(SM).......    $1,000         40
American High-Income Trust(R)......................     1,000         21
The Bond Fund of America(SM).......................     1,000         08
Capital World Bond Fund(R).........................     1,000         31
Intermediate Bond Fund of America(R)...............     1,000         23
Limited Term Tax-Exempt Bond Fund of America(SM)...     1,000         43
The Tax-Exempt Bond Fund of America(SM)............     1,000         19
The Tax-Exempt Fund of California(R)*..............     1,000         20
The Tax-Exempt Fund of Maryland(R)*................     1,000         24
The Tax-Exempt Fund of Virginia(R)*................     1,000         25
U.S. Government Securities Fund(SM)................     1,000         22
MONEY MARKET FUNDS
The Cash Management Trust of America(R)............     2,500         09
The Tax-Exempt Money Fund of America(SM)...........     2,500         39
The U.S. Treasury Money Fund of America(SM)........     2,500         49

--------
*Available only in certain states.


                       For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Mini-mums are reduced to $50 for purchases through "Auto-matic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional in-vestments (except as noted above).

                       SALES CHARGES The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

-------------------------------------------------------------------------------

                                                                          DEALER
                                                     SALES CHARGE AS    CONCESSION
                                                   PERCENTAGE OF THE:  AS PERCENTAGE
                                                   ------------------     OF THE
               AMOUNT OF PURCHASE                  NET AMOUNT OFFERING   OFFERING
               AT THE OFFERING PRICE                INVESTED   PRICE       PRICE
               ---------------------               ---------- -------- -------------
               STOCK AND STOCK/BOND FUNDS
               Less than $50,000.................    6.10%     5.75%       5.00%
               $50,000 but less than $100,000....    4.71      4.50        3.75
               BOND FUNDS
               Less than $25,000.................    4.99      4.75        4.00
               $25,000 but less than $50,000.....    4.71      4.50        3.75
               $50,000 but less than $100,000....    4.17      4.00        3.25
               STOCK, STOCK/BOND, AND BOND FUNDS
               $100,000 but less than $250,000...    3.63      3.50        2.75
               $250,000 but less than $500,000...    2.56      2.50        2.00
               $500,000 but less than $1,000,000.    2.04      2.00        1.60
               $1,000,000 or more................    none      none     (see below)


                       Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees (paid pursuant to the fund's plan of distribution), and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more as set forth in the statement of additional information (paid by American Funds Distributors).

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

                       Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within one year of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to

-------------------------------------------------------------------------------

                       compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       NET ASSET VALUE PURCHASES The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

           REDUCING    AGGREGATION Sales charge discounts are available for
         YOUR SALES    certain aggregated investments. Qualifying investments
             CHARGE    include those by you, your spouse and your children
                       under the age of 21, if all parties are purchasing
       You and your    shares for their own account(s), which may include
   immediate family    purchases through employee benefit plan(s) such as an
        may combine    IRA, individual-type 403(b) plan or single-participant
     investments to    Keogh-type plan or by a business solely controlled by
 reduce your costs.    these individuals (for example, the individuals own the
                       entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment
                       Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for

-------------------------------------------------------------------------------

                       other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

                       CONCURRENT PURCHASES To qualify for a reduced sales charge, you may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. (Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.) For example, if you concurrently invest $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase.

                       RIGHT OF ACCUMULATION The sales charge for your invest-ment may also be reduced by taking into account the current value of your existing holdings in The American Funds Group. Direct purchases of the money market funds are excluded. (See account application.)

                       STATEMENT OF INTENTION You may reduce sales charges on all investments by meeting the terms of a statement of intention, a non-binding commitment to invest a certain amount in fund shares subject to a commission within a 13-month period. Five percent of the statement amount will be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for a sales charge reduction. (See account application and the statement of additional information under "Purchase of Shares--Statement of Intention.")

                       YOU MUST LET YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY KNOW IF YOU QUALIFY FOR A REDUCTION IN YOUR SALES CHARGE USING ONE OR ANY COMBINATION OF THE METHODS DESCRIBED ABOVE.

        SHAREHOLDER    AUTOMATIC INVESTMENT PLAN You may make regular monthly
           SERVICES    or quarterly investments through automatic charges to
                       your bank account. Once a plan is established, your ac-
    The fund offers    count will normally be charged by the 10th day of the
     you a valuable    month during which an investment is made (or by the
  array of services    15th day of the month in the case of any retirement
        designed to    plan for which Capital Guardian Trust Company--another
       increase the    affiliate of The Capital Group Companies, Inc.--acts as
    convenience and    trustee or custodian).
     flexibility of
  your investment--    AUTOMATIC REINVESTMENT Dividends and capital gain dis-
   services you can    tributions are reinvested in additional shares at no
  use to alter your    sales charge unless you indicate otherwise on the
 investment program    account application. You also may elect to have divi-
  as your needs and    dends and/or capital gain distributions paid in cash by
      circumstances    informing the fund, American Funds Service Company or
            change.    your investment dealer.

                       CROSS-REINVESTMENT You may cross-reinvest dividends or dividends and capital gain distributions paid by one fund into another fund in The American Funds Group, subject to conditions outlined in the statement of ad-ditional information. Generally, to use this service the value of your account in the paying fund must equal at least $5,000.

-------------------------------------------------------------------------------

                       EXCHANGE PRIVILEGE You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

                       You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "Shareholder Services--American FundsLine(R)" be-low), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" above for the appropriate fax numbers) or telegraphing American Funds Service Compa-ny. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simul-taneously at the share prices next determined after the exchange order is received. (See "Purchasing Shares-- Share Price.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

                       AUTOMATIC EXCHANGES You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or pre-ceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the re-ceiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

                       AUTOMATIC WITHDRAWALS You may make automatic withdrawals of $50 or more as follows: five or more times per year if you have an account of $10,000 or more, or four or fewer times per year if you have an account of $5,000 or more. Withdrawals are made on or about the 15th day of each month you designate, and checks will be sent within seven days. (See "Other Important Things to Remember.") Additional investments in a withdrawal account must not be less than one year's scheduled withdrawals or $1,200, whichever is greater. However, additional investments in a withdrawal account may be inadvisable due to sales charges and tax liabilities.

                       THESE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON 60 DAYS' WRITTEN NOTICE.

                       ACCOUNT STATEMENTS Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans will be confirmed at least quarterly.

-------------------------------------------------------------------------------

                       AMERICAN FUNDSLINE(R) You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchasing Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

          REDEEMING     By writing to  Send a letter of instruction
             SHARES     American       specifying the name of the fund, the
                        Funds Service  number of shares or dollar amount to
 You may take money     Company (at    be sold, your name and account
        out of your     the            number. You should also enclose any
   account whenever     appropriate    share certificates you wish to
        you please.     address        redeem. For redemptions over $50,000
                        indicated      and for certain redemptions of
                        under "Fund    $50,000 or less (see below), your
                        Organization   signature must be guaranteed by a
                        and            bank, savings association, credit
                        Management--   union, or member firm of a domestic
                        Transfer       stock exchange or the National
                        Agent")        Association of Securities Dealers,
                                       Inc., that is an eligible guarantor
                                       institution. You should verify with
                                       the institution that it is an
                                       eligible guarantor prior to signing.
                                       Additional documentation may be
                                       required for redemption of shares
                                       held in corporate, partnership or
                                       fiduciary accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.

                       --------------------------------------------------------
                        By contacting  If you redeem shares through your
                        your           investment dealer, you may be charged
                        investment     for this service. SHARES HELD FOR YOU
                        dealer         IN YOUR INVESTMENT DEALER'S STREET
                                       NAME MUST BE REDEEMED THROUGH THE
                                       DEALER.

                       --------------------------------------------------------
                        You may have   You may use this option, provided the
                        a redemption   account is registered in the name of
                        check sent to  an individual(s), a UGMA/UTMA
                        you by using   custodian, or a non-retirement plan
                        American       trust. These redemptions may not
                        FundsLine(R)   exceed $10,000 per day, per fund
                        or by          account and the check must be made
                        telephoning,   payable to the shareholder(s) of
                        faxing, or     record and be sent to the address of
                        telegraphing   record provided the address has been
                        American       used with the account for at least 10
                        Funds Service  days. See "Transfer Agent" and
                        Company        "Exchange Privilege" above for the
                        (subject to    appropriate telephone or fax number.
                        the
                        conditions
                        noted in this
                        section and
                        in "Telephone
                        Redemptions
                        and
                        Exchanges"
                        below)

                       --------------------------------------------------------
                        In the case    Upon request (use the account
                        of the money   application for the money market
                        market funds,  funds) you may establish telephone
                        you may have   redemption privileges (which will
                        redemptions    enable you to have a redemption sent
                        wired to your  to your bank account) and/or check
                        bank by        writing privileges. If you request
                        telephoning    check writing privileges, you will be
                        American       provided with checks that you may use
                        Funds Service  to draw against your account. These
                        Company        checks may be made payable to anyone
                        ($1,000 or     you designate and must be signed by
                        more) or by    the authorized number of registered
                        writing a      shareholders exactly as indicated on
                        check ($250    your checking account signature card.
                        or more)
                       --------------------------------------------------------

                       A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       TELEPHONE REDEMPTIONS AND EXCHANGES By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                       REINSTATEMENT PRIVILEGE You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your

-------------------------------------------------------------------------------

                       account) in any fund in The American Funds Group. Send a written request and a check to American Funds Service Company within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days. If you redeem your shares within 90 days after purchase and the sales charge on the purchase of other shares is waived under the reinstatement privilege, the sales charge you previously paid for the shares may not be taken into account when you calculate your gain or loss on that redemption.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because each stock, stock/bond and bond fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       A fund may, with 60 days' written notice, close your account if, due to a redemption, the account has a value of less than the minimum required initial investment. (For example, a fund may close an account if a redemption is made shortly after a minimum initial investment is made.)

                       You may invest in the funds through various retirement
         RETIREMENT    plans including the following plans for which Capital
              PLANS    Guardian Trust Company acts as trustee or custodian:
                       IRAs, Simplified Employee Pension plans, 403(b) plans and Keogh- and corporate-type business retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact
                       American Funds Distributors or your investment dealer.
                       To determine which retirement plan is appropriate for you, please consult your tax adviser. TAX-EXEMPT FUNDS
                       SHOULD NOT SERVE AS INVESTMENTS FOR RETIREMENT PLANS.

                       FOR MORE INFORMATION, PLEASE REFER TO THE ACCOUNT APPLICATION OR THE STATEMENT OF ADDITIONAL INFORMATION. IF YOU HAVE ANY QUESTIONS ABOUT ANY OF THE SHAREHOLDER SERVICES DESCRIBED HEREIN OR YOUR ACCOUNT, PLEASE CONTACT YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY.

                       [LOGO of RECYCLED  This prospectus has been printed on
                            PAPER]        recycled paper that meets the
                                          guidelines of the United States
                                          Environmental Protection Agency

PROSPECTUS
for Eligible Retirement Plans

                                              CAPITAL WORLD GROWTH AND INCOME
                                                        FUND, INC.



                                                   333 South Hope Street

                                               Los Angeles, California 90071


              CAPITAL WORLD                 The fund's investment objective is
      GROWTH AND INCOME FUND(SM)            to seek long-term capital growth
                                            while providing current income.
                                            The fund invests, on a global
                                            basis, in a diversified portfolio
                                            of common stocks and other equity-
                                            type securities, bonds, and money
                                            market instruments that are
                                            denominated in U.S. dollars or
                                            other currencies.

                                            This prospectus relates only to
                                            shares of the fund offered without
                                            a sales charge to eligible
                                            retirement plans. For a prospectus
                                            regarding shares of the fund to be
                                            acquired otherwise, contact the
                                            Secretary of the fund at the
                                            address indicated above.

                                            This prospectus presents
                                            information you should know before
                                            investing in the fund. It should
                                            be retained for future reference.

                                            You may obtain the statement of
                                            additional information dated
                                            February 1, 1996, which contains
                                            the fund's financial statements,
                                            without charge, by writing to the
                                            Secretary of the fund at the above
                                            address or telephoning 800/421-
                                            0180. These requests will be
                                            honored within three business days
                                            of receipt.

                                            SHARES OF THE FUND ARE NOT
                                            DEPOSITS OR OBLIGATIONS OF, OR
                                            INSURED OR GUARANTEED BY, THE U.S.
                                            GOVERNMENT, ANY FINANCIAL
                                            INSTITUTION, THE FEDERAL DEPOSIT
                                            INSURANCE CORPORATION, OR ANY
                                            OTHER AGENCY, ENTITY OR PERSON.
                                            THE PURCHASE OF FUND SHARES
                                            INVOLVES INVESTMENT RISKS,
                                            INCLUDING THE POSSIBLE LOSS OF
                                            PRINCIPAL.

                                            THESE SECURITIES HAVE NOT BEEN
     An opportunity for long-term           APPROVED OR DISAPPROVED BY THE
    growth of capital and current           SECURITIES AND EXCHANGE COMMIS-
       income primarily through             SION OR ANY STATE SECURITIES
      investments in equity-type            COMMISSION NOR HAS THE SECURITIES
       securities of companies              AND EXCHANGE COMMISSION PASSED
        based around the world              UPON THE ACCURACY OR ADEQUACY OF
                                            THIS PROSPECTUS. ANY REPRESENTA-
[LOGO OF THE AMERICAN FUNDS GROUP(R)]       TION TO THE CONTRARY IS A CRIMINAL
                                            OFFENSE.
       February 1, 1996

                                            33-010-0296

-------------------------------------------------------------------------------

         SUMMARY OF    This table is designed to help you understand the costs
           EXPENSES    of investing in the fund. These are historical ex-
                       penses; your actual expenses may vary.

      Average annual   SHAREHOLDER TRANSACTION EXPENSES
expenses paid over a
10-year period would   Certain retirement plans may purchase shares of the fund
    be approximately   with no sales charge./1/ The fund has no sales charge on
       $11 per year,   reinvested dividends, deferred sales charge, redemption
   assuming a $1,000   fees or exchange fees.
 investment and a 5%
  annual return with
    no sales charge.


              ANNUAL FUND OPERATING EXPENSES
              (as a percentage of average net assets)
              Management fees......................................... 0.47%
              12b-1 expenses.......................................... 0.21%/2/
              Other expenses (including audit, legal, shareholder
               services, transfer agent and custodian expenses)....... 0.20%
              Total fund operating expenses........................... 0.88%

              EXAMPLE                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
              -------                         ------ ------- ------- --------
              You would pay the following
              cumulative expenses on a
              $1,000 investment assuming a 5%    $9     $28     $49     $108
              annual return./3/

                    /1/ Retirement plans of organizations with $100 million
                        or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")
                    /2/ These expenses may not exceed 0.30% of the fund's
                        average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

                    /3/ Use of this assumed 5% return is required by the
                        Securities and Exchange Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

       TABLE OF CONTENTS

 Summary of Expenses ............  2
 Financial Highlights ...........  3
 Investment Objective and
  Policies ......................  3
 Investing Around the World......  4
 Multiple Portfolio Counselor
  System.........................  7
 Investment Results..............  8
 Dividends, Distributions
  and Taxes......................  8
 Fund Organization and
  Management.....................  9
 Purchasing Shares............... 11
 Shareholder Services............ 12
 Redeeming Shares................ 13

-------------------------------------------------------------------------------

          FINANCIAL    The following information has been audited by Price
         HIGHLIGHTS    Waterhouse LLP, independent accountants, whose unquali-
       (For a share    fied report is included in the statement of additional
        outstanding    information. This information should be read in con-
     throughout the    junction with the financial statements and accompanying
            period)    notes which appear in the statement of additional in-
                       formation.

                                                   YEAR ENDED NOVEMBER 30
                                                  ---------------------------
                                                   1995     1994    1993/1/
                                                  -------  -------  ---------
   Net asset value, beginning of period..........  $17.81   $17.00   $15.08
                                                  -------  -------  -------
    INCOME FROM INVESTMENT OPERATIONS
     Net investment income.......................     .61      .52      .29
     Net realized and unrealized gain on invest-
      ments......................................    2.72      .75     1.86
                                                  -------  -------  -------
      Total from investment operations...........    3.33     1.27     2.15
                                                  -------  -------  -------
    LESS DISTRIBUTIONS
     Dividends from net investment income........    (.63)    (.46)    (.23)
     Distributions from net realized gains.......    (.29)     --       --
                                                  -------  -------  -------
      Total distributions........................     .92     (.46)    (.23)
                                                  -------  -------  -------
   Net asset value, end of period................  $20.22   $17.81   $17.00
                                                  =======  =======  =======
   Total return/2/...............................   19.41%    7.51%   14.39%/3/
   RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (in millions)......  $3,611   $2,784   $1,521
    Ratio of expenses to average net assets......     .88%     .87%     .62%/3/
    Ratio of net income to average net assets....    3.24%    3.11%    2.01%/3/
    Portfolio turnover rate......................   25.50%   18.66%    2.71%/3/

  --------
  /1/ Period from March 26, 1993 (commencement of operations) to November
      30, 1993.
  /2/ Calculated with no sales charge.
   /3/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.

         INVESTMENT    The fund has the investment objective of seeking long-
      OBJECTIVE AND    term capital growth while providing current income. The
           POLICIES    fund invests, on a global basis, in a diversified port-
                       folio that can include common stocks and other equity-type securities (such as convertible bonds and pre-ferred stocks), bonds (and other fixed-income securi-
                       ties), and money market instruments that are denomi-nated in U.S. dollars or other currencies.

   The fund invests    The fund's investment adviser, Capital Research and
  globally and aims    Management Company, determines the relative mix of
     to provide you    equity-type securities, fixed-income securities and
     with long-term    money market instruments for the fund's portfolio as
 capital growth and    well as the countries and currencies in which the fund
    current income.    invests. It will do so based on its view of long-term
                       economic and market trends, taking the relative risks and opportunities into account. Capital Research and Management Company does not intend to make frequent shifts among equity-type securities, fixed-income securities and money market instruments. Under normal market conditions, Capital Research and Management
                       Company expects that the fund will invest principally in

-------------------------------------------------------------------------------

                       equity-type securities and that no more than 40% of its assets will be invested in securities of issuers domiciled in any one country.

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tive cannot be changed without shareholder approval. All other investment practices may be changed by the board of directors.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISKS OF LOSS OF CAPI-TAL OR INCOME INHERENT IN ANY INVESTMENT IN SECURITIES AND THE SPECIAL RISKS ASSOCIATED WITH GLOBAL INVESTING DESCRIBED BELOW.

   INVESTING AROUND    OPPORTUNITIES, RISKS AND COSTS The fund's assets are
          THE WORLD    invested globally which, in the opinion of Capital Re-
                       search and Management Company, enhances the fund's ability to meet its objective--long-term growth of cap-ital and current income.

   Global investing    Of course, investing globally involves special risks,
  involves expanded    particularly in certain developing countries, caused
     opportunities,    by, among other things: fluctuating currency values;
  special risks and    different accounting, auditing, and financial reporting
   increased costs.    regulations and practices in some countries; changing
                       local and regional economic, political, and social conditions; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

                       However, in the opinion of Capital Research and Manage-ment Company, global investing also can reduce certain portfolio risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       The fund does not intend to emphasize any particular country or region in making its investments. Under normal market conditions, the fund will invest in securities of issuers determined by Capital Research and Management Company to be domiciled in at least three countries, with no more than 40% of its assets invested in issuers domiciled in any one country. (In determining the domicile of an issuer, Capital Research and Management Company takes into account such factors as where the company is legally organized and/or maintains principal corporate offices

-------------------------------------------------------------------------------

                       and/or conducts its principal operations.) For temporary defensive purposes, the fund may invest principally or entirely in securities that are denominated in U.S. dollars or whose issuers are domiciled in the United States. Securities denominated in U.S. dollars include American Depositary Receipts and European Depositary Receipts. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

                       CURRENCY TRANSACTIONS In connection with its non-U.S. investments, the fund has the ability to hold currencies other than the U.S. dollar and to enter into forward currency contracts to facilitate settlements and to protect against certain changes in exchange rates. However, there is no assurance that such strategies will be successful. Moreover, due to the expenses involved, the fund will not generally attempt to protect against all potential changes in exchange rates.

                       INVESTING IN FIXED-INCOME SECURITIES While the fund, under normal conditions will invest principally in eq-uity securities, the fund also expects to invest in fixed-income securities on a regular basis in pursuit of its investment objective. For temporary defensive purposes the fund may invest substantially in fixed-in-come securities and/or money market instruments of is-suers based around the world.

                       Bonds and other fixed-income securities (not including money market instruments--see below) in which the fund invests primarily will be rated in the top three rating categories by Standard & Poor's Corporation or Moody's Investors Service, Inc., or if unrated be determined to be of equivalent quality by Capital Research and Man-agement Company; however, up to 10% of the fund's as-sets may be invested in lower rated fixed-income secu-rities and convertible bonds or in unrated securities that are determined to be of equivalent quality. These securities may be rated as low as CC by Standard & Poor's Corporation or Ca by Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality. Bonds rated Ca and CC are described by the rating agencies as "speculative in a high degree, often in default or [having] other marked shortcomings." (See the statement of additional information for a complete description of the bond ratings.) The fund does not currently intend (at least for the next 12 months) to hold more than 5% of its net assets in bonds rated BB and Ba or below, or in unrated bonds determined to be of equivalent quality ("junk bonds" or "high-yield, high-risk bonds"). (If, as a result of a downgrade or otherwise, the fund holds more than 5% of its net as-sets in high-yield, high-risk bonds, the fund will dis-pose of the excess as expeditiously as possible.)

-------------------------------------------------------------------------------

                       While the fund may purchase debt obligations of corpo-rations and financial institutions domiciled around the world, it currently anticipates that most of its inter-mediate- or long-term investments outside the U.S. principally will be in governmental or quasi-governmen-tal issues.

                       The market values of fixed-income securities generally vary inversely with the level of interest rates--when interest rates rise, their values will generally de-cline and vice versa. The values of high-yield, high-risk securities are subject to greater fluctuations than are higher rated securities. In addition to rat-ings, Capital Research and Management Company will con-sider factors such as term, yield, and liquidity in se-lecting fixed-income securities.

                       MONEY MARKET INSTRUMENTS The fund invests in various high quality money market instruments that mature, or may be redeemed or resold, in 13 months or less (25 months or less in the case of U.S. Government securi-
                       ties). These include: (1) commercial paper (notes is-sued by corporations or governmental bodies), (2) cer-tificates of deposit and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and state chartered savings bank obliga-tions, (4) securities of the U.S. Government, its agen-cies or instrumentalities, and (5) corporate bonds and notes.

-------------------------------------------------------------------------------

           MULTIPLE    The basic investment philosophy of Capital Research and
          PORTFOLIO    Management Company is to seek fundamental values at
          COUNSELOR    reasonable prices, using a system of multiple portfolio
             SYSTEM    counselors in managing mutual fund assets. Under this
                       system the portfolio of the fund is divided into seg-
   Capital Research    ments which are managed by individual counselors. Each
     and Management    counselor decides how their segment will be invested
       Company, the    (within the limits provided by the fund's objective and
  fund's investment    policies and by Capital Research and Management
    adviser, uses a    Company's investment committee). In addition, Capital
 system of multiple    Research and Management Company's research profession-
          portfolio    als make investment decisions with respect to a portion
      counselors to    of the fund's portfolio. The primary individual portfo-
        manage fund    lio counselors for the fund are listed below.
            assets.


                                                                                        YEARS OF EXPERIENCE
                                                                                           AS INVESTMENT
                                                                                            PROFESSIONAL
                                                                                            (APPROXIMATE)

                                                     YEARS OF EXPERIENCE AS      WITH CAPITAL
    PORTFOLIO COUNSELORS                              PORTFOLIO COUNSELOR        RESEARCH AND
            FOR                                             FOR                   MANAGEMENT
   CAPITAL WORLD GROWTH                               CAPITAL WORLD GROWTH      COMPANY OR ITS             TOTAL
      AND INCOME FUND            PRIMARY TITLE(S)        AND INCOME FUND           AFFILIATES              YEARS
------------------------------------------------------------------------------------------------------------------
 Thierry Vandeventer Chairman of the Board and  Since the fund                      33 years              33 years
                     Principal Executive        began operations
                     Officer of the fund.
                     Chairman of the Board and
                     Chief Executive Officer,
                     Capital Research Company*
 Stephen E. Bepler   Senior Vice President of   Since the fund                      23 years         30 years
                     the fund. Senior Vice      began operations
                     President and Director,
                     Capital Research Company*
 Mark E. Denning     Vice President of the      Since the fund                      14 years         14 years
                     fund. Senior Vice          began operations
                     President, Capital
                     Research Company*
 Janet A. McKinley   Vice President of the      Since the fund                      14 years         20 years
                     fund. Senior Vice          began operations
                     President, Capital
                     Research Company*
 William R. Grimsley Senior Vice President and  Since the fund                      26 years         33 years
                     Director, Capital Research began operations
                     and Management Company

 THE FUND BEGAN OPERATIONS ON MARCH 26, 1993.

 * COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.

-------------------------------------------------------------------------------

 INVESTMENT RESULTS    The fund may from time to time compare its investment
                       results to various unmanaged indices or other mutual
       The fund has    funds in reports to shareholders, sales literature and
   averaged a total    advertisements. The results may be calculated on a to-
      return (at no    tal return, yield and/or distribution rate basis for
   sales charge) of    various periods, with or without sales charges. Results
 15.83% a year over    calculated without a sales charge will be higher. Total
      its lifetime.    returns assume the reinvestment of all dividends and
                       capital gain distributions.
    (March 26, 1993
   through December    As of December 31, 1995 the fund's one-year total
          31, 1995)    return and average annualized lifetime total return
                       were 21.40% and 15.83%, respectively. These results were calculated with no sales charge in accordance with Securities and Exchange Commission requirements. The fund's distribution rate is calculated by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end price and the capital gains paid over the last 12 months. For the 30-day period ended December 31, 1995, the fund's yield was 3.02% and the distribution rate was 3.02% at no sales charge. The yield reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund.
                       Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS The fund distributes divi-
  DISTRIBUTIONS AND    dends from its net investment income to shareholders
              TAXES    each quarter. Capital gains, if any, are usually dis-
                       tributed in December. When a dividend or capital gain
      Dividends are    is distributed, the net asset value per share is re-
    usually paid in    duced by the amount of the payment.
       March, June,
      September and    FEDERAL TAXES The fund intends to operate as a "regu-
          December.    lated investment company" under the Internal Revenue
                       Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net invest-ment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from re-demptions from an ordinary shareholder account.

                       PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION AND YOUR TAX ADVISER FOR FURTHER INFORMATION.

-------------------------------------------------------------------------------

  FUND ORGANIZATION    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
     AND MANAGEMENT    end diversified management investment company, was
                       organized as a Maryland corporation in 1992. The fund's
      The fund is a    board supervises fund operations and performs duties
      member of The    required by applicable state and federal law. Members
     American Funds    of the board who are not employed by Capital Research
    Group, which is    and Management Company or its affiliates are paid
  managed by one of    certain fees for services rendered to the fund as
    the largest and    described in the statement of additional information.
   most experienced    They may elect to defer all or a portion of these fees
         investment    through a deferred compensation plan in effect for the
          advisers.    fund. Shareholders have one vote per share owned and,
                       at the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of directors is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Ange-les, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. (See "The American Funds Shareholder
                       Guide: Purchasing Shares--Investment Minimums and Fund Numbers" for a listing of funds in The American Funds Group.) Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.60% on the first $500 million of average net assets, 0.50% for such assets over $500 million to $1 billion, 0.46% for such assets over $1 billion to $1.5 billion, 0.43% for such assets over $1.5 billion to $2.5 billion, 0.41% for such assets over $2.5 billion to $4 billion, 0.40% for such assets over $4 billion to $6.5 billion, and 0.395% for such assets over $6.5 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

-------------------------------------------------------------------------------

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter mar-ket, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribu-tion or "12b-1 Plan" under which it may finance activi-ties primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were in-curred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.30% of its average net assets an-nually (0.25% of which may be for service fees).

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $3,114,000 for the fiscal year ended November 30, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

-------------------------------------------------------------------------------

  PURCHASING SHARES    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                       RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO
                       PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR
                       LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE
                       CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York
                       Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal
                       Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American
                       Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions within twelve months of such purchase. (See "Redeeming Shares--Contingent Deferred
                       Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to a commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional promotional incentives to dealers. Currently these incentives are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. Such incentive payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisabilty of continuing these promotional incentives.

-------------------------------------------------------------------------------

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

-------------------------------------------------------------------------------

   REDEEMING SHARES    Subject to any restrictions imposed by your plan, you
                       can sell your shares through the plan any day the New
                       York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                       By contacting   Your plan administrator/trustee must
                       your plan       send a letter of instruction
                       administrator/  specifying the name of the fund, the
                       trustee         number of shares or dollar amount to
                                       be sold, and, if applicable, your
                                       name and account number. For your
                                       protection, if you redeem more than
                                       $50,000, the signatures of the
                                       registered owners or their legal
                                       representatives must be guaranteed by
                                       a bank, savings association, credit
                                       union, or member firm of a domestic
                                       stock exchange or the National
                                       Association of Securities Dealers,
                                       Inc., that is an eligible guarantor
                                       institution. Your plan
                                       administrator/trustee should verify
                                       with the institution that it is an
                                       eligible guarantor prior to signing.
                                       Additional documentation may be
                                       required to redeem shares from
                                       certain accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.

                       --------------------------------------------------------
                       By contacting   Shares may also be redeemed through
                       an investment   an investment dealer; however, you or
                       dealer          your plan may be charged for this
                                       service. SHARES HELD FOR YOU IN AN
                                       INVESTMENT DEALER'S STREET NAME MUST
                                       BE REDEEMED THROUGH THE DEALER.

                      THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                      CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                      Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

-------------------------------------------------------------------------------

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       [LOGO OF RECYCLED   This prospectus has been printed on
                            PAPER]         recycled paper that meets the
                                           guidelines of the United States
                                           Environmental Protection Agency

             THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.



CAPITAL WORLD GROWTH AND INCONE FUND (R)

February 1, 1996



CAPITAL WORLD GROWTH AND INCOME FUND(R)

                                    Profile

 333 South Hope Street                              February 1, 1996
 Los Angeles, CA 90071

1. Goal

The fund primarily seeks to make your money grow over time while providing current income through investments in stocks and bonds of companies around the world.

2. Investment Strategies

The fund invests on a global basis primarily in stocks. The fund may also hold other types of securities, such as bonds, when appropriate.

3. Risks

Stock and bond prices rise and fall. Investing outside the U.S. involves special risks, such as currency fluctuations.

YOU CAN LOSE MONEY BY INVESTING IN THE FUND; YOUR INVESTMENT IS NOT GUARANTEED. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INTEND TO INVEST FOR A SHORTER PERIOD OF TIME.

4. Appropriateness

If you are not a long-term investor seeking capital growth and current income through global diversification, this fund may not be appropriate for you. Please consult your investment dealer.

5. Fees and Expenses

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund. Annual fund operating expenses are paid out of the fund's assets. The fund's expenses are factored into its share price and distributions and are not charged directly to shareholder accounts.


Shareholder Transaction Expenses

Maximum sales charge
on purchases

(as a percentage of offering price)    5.75%*




SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. The fund has no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions within 12 months following purchases without a sales charge.

 Annual Fund Operating Expenses
(as a percentage of average net assets)

Management fees                   0.47%

12b-1 expenses                    0.21%

Other expenses                    0.20%

Total fund operating expenses     0.88%




Example

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return. This example should not be considered a representation of past or future expenses.

One year     $66

Three years   84

Five years   103

Ten years    160





6. Past Results

Here are the fund's annual total returns for each calendar year over the fund's lifetime:
[CHART]

1994     1.23%

1995     21.40%




[END CHART]

Sales charges have not been deducted from results shown above.

The fund's average annual total return* is +13.38% over its lifetime (March 26, 1993 through December 31, 1995). PAST RESULTS ARE NOT A GUARANTEE OF FUTURE RESULTS.



                Average Annual
                Total Returns*

 One year       + 14.39%



Lifetime        + 13.38%

                30-Day Yield*


                + 2.85%




* These results were calculated for periods ended December 31, 1995 in accordance with Securities and Exchange Commission rules which require that the maximum sales charge be deducted.

7. Investment Adviser

Capital Research and Management Company, one of the world's largest and most experienced investment advisers, manages the fund, which is a member of The American Funds Group. Capital Research and Management Company manages this diversified mutual fund using the multiple portfolio counselor system. Under this system, the fund's assets are divided into several portions. Each portion is independently managed by a portfolio counselor or a group of research professionals, subject to oversight by the investment adviser's investment committee.

8. Purchases

The fund's shares are sold through investment dealers. Your investment dealer can help you with your account, or you may call American Funds Service Company at 800/421-0180 with questions about your account. Generally, the minimum initial investment is $1000.

9. Redemptions

You may redeem shares at no cost at any time through your investment dealer or by calling American FundsLineR at 800/325-3590. (You will need the fund's number - 33 - if you use this service.) Transactions will be processed as of the next close of the New York Stock Exchange.

10. Distributions

Dividends and capital gain distributions are automatically reinvested unless you notify American Funds Service Company that you would like to invest them in another of the American Funds or receive payment in cash. Income distributions are usually made in March, June, September and December. Capital gains, if any, are usually distributed in December.

11. Other Services

You may exchange your shares for any of the other American Funds or obtain information about your investment any time by calling American FundsLineR. If you purchase shares at net asset value through a retirement plan, some or all of the services or features described may not be available. Contact your employer for details.

THIS PROFILE CONTAINS KEY INFORMATION ABOUT THE FUND. MORE DETAILS APPEAR IN THE FUND'S ACCOMPANYING PROSPECTUS.

 This profile has been printed on recycled paper that meets the guidelines of the United States Environmental Protection Agency.


                   CAPITAL WORLD GROWTH AND INCOME FUND, INC.

                                    Part B
                     Statement of Additional Information

                               FEBRUARY 1,  1996

     This document is not a prospectus but should be read in conjunction with the current Prospectus of Capital World Growth and Income Fund, Inc. (the fund) dated February 1, 1996. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                   Capital World Growth and Income Fund, Inc.
                            Attention:  Secretary
                            333 South Hope Street
                            Los Angeles, CA  90071
                                (213) 486-9200

     The fund has two forms of prospectuses. Each reference to the prospectus in the Statement of Additional Information includes all the fund's prospectuses. Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS

Item                                                              Page No.



Description of Certain Securities and Investment Techniques       1

Investment Restrictions                                           4

Fund Directors and Officers                                       7

Management                                                        12

Dividends, Distributions and Federal Taxes                        14

Purchase of Shares                                                16

Shareholder Account Services and Privileges                       18

Execution of Portfolio Transactions                               19

General Information                                               20

Investment Results                                                21

Description of Ratings for Debt Securities                        23

Financial Statements                                               Attached


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

   INVESTMENT POLICIES -- The fund may invest up to 10% of its assets in debt securities which are rated below the top three quality categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or securities that are determined equivalent by the fund's investment adviser, Capital Research and Management Company (the "Investment Adviser") including bonds rated BB and Ba or below ("junk bonds or high-yield, high-risk" bonds). (See "Description of Ratings for Debt Securities" below.)

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly-leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

     PAYMENT EXPECTATIONS - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond is likely to decrease in a rising interest rate market, as is generally true with all bonds.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

     Subsequent to its purchase by the fund, certain bonds or notes may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by the fund. Neither event requires the elimination of such obligations from the fund's portfolio, but the Investment Adviser will consider such an event in its determination of whether the fund should continue to hold such obligations in its portfolio. If, however, as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in high-yield, high-risk bonds, the fund will dispose of the excess as expeditiously as possible.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. (See "Management" below.) The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited. For purposes of Investment Restriction number five, below, repurchase agreements maturing in excess of seven days are considered not readily marketable. The fund does not currently intend (at least for the next 12 months) to invest more than 5% of its net assets in repurchase agreements.

   CURRENCY TRANSACTIONS -- The fund has the ability to hold a portion of its assets in U.S. dollars and other currencies and to enter into certain currency contracts (on either a spot or forward basis) in connection with investing in non-U.S. dollar denominated securities including foreign currency exchange and forward currency contracts. A foreign exchange contract is used to facilitate settlement of trades. For example, the fund might purchase a currency or enter into a foreign exchange contract to preserve the U.S. dollar price of securities it has contracted to purchase.

         A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the fund might enter into a forward currency contract to protect against an anticipated decline in value of a foreign currency against the U.S. dollar when it holds securities denominated in that foreign currency. To avoid having an amount greater than its net assets subject to market risk in connection with currency contract transactions, the fund will segregate cash, cash equivalents, or high quality debt instruments to the extent required by the Securities and Exchange Commission.

         At the maturity of a forward contract, the fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original
contract.    The fund will only enter into such a forward  contract if it is expected that the fund will be able to readily close out such contract. There can be, however, no assurance that it will be able in any particular case to do so, in which case the fund may suffer a loss.

         Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

U.S. GOVERNMENT SECURITIES -- From time to time, the fund may invest in U.S. Government securities. Securities guaranteed by the U.S. Government include:
(1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, such securities generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer (in other words, no assurance can be given that the U.S. Government will provide financial support since it is not lawfully obligated to do so;) others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank Cooperatives, and Federal Intermediate Credit Banks.

CASH EQUIVALENTS -- These securities include: (1) commercial paper (short-term notes up to nine months in maturity issued by corporations or governmental bodies); (2) commercial bank obligations such as certificates of deposit (interest-bearing time deposits), banker's acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity), (3) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations); (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less; and (5) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less).

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by law as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction. The fund may not:

 1. With respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

 2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

 3. Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from engaging in currency-related options and forward or futures contracts);

 4. Invest 25% or more of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration;

 5. Invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or securities traded outside the U.S. for which there is no recognized exchange or active and substantial over-the-counter market) or engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;

 6.   Invest in companies for the purpose of exercising control or management;

 7. Make loans to others except for (a) purchasing debt securities; (b) entering into repurchase agreements; and (c) loaning portfolio securities;

 8. Issue senior securities, except as permitted under the Investment Company Act of 1940;

 9. Borrow money, except from banks for temporary purposes in an amount not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowing falls below 300%, the fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage;

 10. Pledge or hypothecate assets in excess of one-third of the fund's total assets; or

 11. Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (except for currency options);
The fund does not currently intend (at least for the next 12 months) to loan portfolio securities or invest in securities or other instruments backed by real estate.

NON-FUNDAMENTAL POLICIES -- The following policies may be changed by action of the Board of Directors without shareholder approval.

 1. The fund does not currently intend (at least for the next 12 months) to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

 2. The fund does not currently intend (at least for the next 12 months) to purchase securities on margin, except that margin payments in connection with currency-related transactions shall not constitute purchasing securities on margin.

 3. The fund does not currently intend (at least for the next 12 months) to purchase the securities of any issuer (other than securities issued or guaranteed by the governments of any country or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

 4. The fund does not currently intend (at least for the next 12 months) to invest in oil, gas, or other mineral exploration or development programs or leases.

 5. The fund does not currently intend (at least for the next 12 months) to purchase the securities of any issuer if those officers and Directors of the fund, its Investment Adviser or principal underwriter who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

 6. The fund does not currently intend (at least for the next 12 months) to invest more than 5% of its net assets, valued at the lower of cost or market at the time of purchase, in warrants, including not more than 2% of such net assets in warrants that are not listed on a major stock exchange. However, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction.

 7. Although the fund has no current intention of investing in securities of other investment companies (at least for the next 12 months), it has the ability to invest up to 5% of its total assets in shares of closed-end investment companies. Additionally, the fund would not acquire more than 3% of the outstanding voting securities of any one closed-end investment company.
(To the extent that the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the Investment Adviser.) Notwithstanding this restriction, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors and to the extent such investments are allowed by an exemptive order granted by the U.S. Securities and Exchange Commission.

 8. The fund does not currently intend (at least for the next 12 months) to invest more than 5% of its net assets in restricted securities (excluding Rule 144A securities).

 9. The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5%.

                          FUND DIRECTORS AND OFFICERS

                       DIRECTORS AND DIRECTOR COMPENSATION
              (with their principal occupations during the past five years)#

NAME, ADDRESS AND AGE   POSITION WITH   PRINCIPAL OCCUPATION(S)     AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM   TOTAL NUMBER

                        REGISTRANT      DURING PAST 5 YEARS         (INCLUDING VOLUNTARILY   ALL FUNDS MANAGED BY   OF FUND BOARDS

                                        (POSITIONS WITHIN THE       DEFERRED COMPENSATION/1/)   CAPITAL RESEARCH AND   ON WHICH

                                        ORGANIZATIONS LISTED MAY    FROM THE FUND         MANAGEMENT COMPANY/2/   DIRECTOR SERVES
                                        HAVE CHANGED DURING THIS    DURING FISCAL YEAR ENDED
                                        PERIOD)                     11/30/95

++H. Frederick Christie   Director        Private Investor; former    $ 15,558 /4/          $140,200             18
P.O. Box 144                            President and Chief Executive
Palos Verdes Estates,                    Officer, The Mission
CA 90274                                Group (non-utility
Age: 62                                 holding company,
                                        subsidiary of Southern
                                        California Edison Company);
                                        former President, Southern
                                        California Edison Company.

+Paul G. Haaga, Jr.     President of the fund.   Senior Vice President and    None /3/              None /3/             14

333 South Hope Street                   Director, Capital Research
Los Angeles, CA  90071                   and Management Company.
Age: 47

Mary Myers Kauppila     Director        President and Founder,      $15,650 /4/           $ 78,150             4
One Winthrop Square                     Energy Investment, Inc.
Boston, MA 02110-1097
Age: 41

Gail L. Neale           Director        Executive Vice President,    $ 16,050 /4/          $56,950              4
Salzburg Seminar,                       Salzburg Seminar; former
P.O. Box 886                            Director of Development
The Marbleworks                         and the Capital Campaign,
Middlebury, VT, 05753                   Hampshire College; former
Age: 60                                 Special Advisor, The
                                        Commonwealth Fund and
                                        Mount Holyoke College.

Robert J. O'Neill       Director        Chichele Professor of the    $15,900               $41,250              3
St. Mary's Close                        History of War and Fellow
27 Church Green                         of All Souls College,
Whitney, OXON, U.K.                     University of Oxford.
Age: 59

Donald E. Petersen      Director        Retired; former Chairman of    $ 15,600 /4/          $ 59,900             4
255 East Brown                          the board and Chief Executive
Birmingham, MI 48009                    Officer, Ford Motor Company.
Age: 69

Stefanie Powers         Director        Actor; founder and President,    $15,100               $31,650              2
10866 Wilshire Blvd.,                    The William Holden Wildlife
Suite 1000                              Foundation.
Los Angeles, CA 90024
Age: 53

Frank Stanton           Director        President Emeritus, CBS Inc.;   $ 17,100              $ 35,350             2
25 West 52nd Street                     Chairman Emeritus, The
New York, NY 10019                      American Red Cross.
Age: 87

+Thierry Vandeventer    Chairman of the Board and Principal Executive Officer of the fund.   Chairman of the Board       None /3/
          None /3/             2
3 Place des Bergues                     and Chief Executive Officer,
1201 Geneva, Switzerland                   Capital Research Company.
Age: 60

Charles Wolf, Jr.       Director        Dean, The RAND Graduate     $16,450               $56,950              4
1700 Main Street                        School; Director, International

Santa Monica, CA 90406                   Economic Studies, The RAND
Age: 71                                 Corporation.


 # Positions within the organizations may have changed during this period.

 + Directors who are considered "interested persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

 ++ May be deemed an "interested person" of the fund within the meaning of the 1940 Act due to membership on the board of directors of the parent company of a registered broker-dealer.

 /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the director.

  /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, Inc. and Bond Portfolio for Endowments, Inc.

/3/ Paul G. Haaga, Jr. and Thierry Vandeventer are affiliated with the Investment Adviser and, accordingly, receive no remuneration from the fund.

   /4/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as follows: H. Frederick Christie ($10,858); Mary Myers Kauppila ($24,550); Gail
L. Neale ($19,350); Donald E. Petersen ($ 23,100). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

                                    OFFICERS

     THIERRY VANDEVENTER, Chairman of the Board and Principal Executive Officer (see above).

  PAUL G. HAAGA, JR., President (see above).

   * LARRY P. CLEMMENSEN, Senior Vice President .
    Senior Vice President and Director, Capital Research and Management
Company.   President, The Capital Group Companies, Inc.

**  STEPHEN E. BEPLER, Senior Vice President.
 Senior Vice President and Director, Capital Research Company.

**** MARK E. DENNING, Vice President.
  Senior Vice President, Capital Research Company.

   ** JANET A. MCKINLEY , Vice President.
  Senior Vice President, Capital Research Company.

* VINCENT P. CORTI, Secretary.
 Vice President - Fund Business Management Group, Capital Research and Management Company.

   *** R. MARCIA GOULD, Treasurer

     Vice President -  Fund Business Management Group, Capital Research and
Management   Company.  Former Senior Tax Manager, Price Waterhouse LLP    .

__________________________________

# Positions within the organizations listed may have changed during this period.

* Address is 333 South Hope Street, Los Angeles, CA  90071.

** Address is 630 Fifth Avenue, New York, NY  10111.

*** Address is 135 South State College Boulevard, Brea, CA  92621.

**** Address is 25 Bedford Street, London, England.

         All of the Directors and Officers are also officers and/or directors and/or trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser. No compensation is paid by the fund to any Officer or Director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $8,000 per annum, plus $700 for each Board of Directors meeting attended, plus $400 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the directors who are not affiliated with the Investment Adviser. As of December 31, 1995 the officers and Directors of the fund and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

   INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel.

     An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information on more than 2,400 companies around the world.

         The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

   INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser, dated February 1, 1993, will continue in effect until October 31, 1996, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and
(ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

     The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the fund, provides suitable office space, necessary small office equipment and telephone facilities and utilities, and general purpose forms, supplies, stationery and postage used at the office of the fund relating to the services furnished by the Investment Adviser.

     The Investment Adviser agrees that in the event the expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the fund in the amount of such excess.

         During the fiscal years ended November 30, 1995 and 1994 and the period from March 26, 1993 (commencement of operations) to November 30, 1993 , the Investment Adviser's total fee amounted to $14,847,000, $11,438,000 and $3,377,000 respectively.

   PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act (see "Principal Underwriter" in the Prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended November 30, 1995 amounted to $ $2,990,000 after allowance of $ $15,545,000 to dealers. During the fiscal year ended November 30, 1994 and the period from March 26, 1993 (commencement of operations) to November 30, 1993, the Principal Underwriter received $6,306,000 and $4,277,000, respectively.

     As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Directors who are interested persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund are improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not interested persons of the fund is committed to the discretion of the Directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

         Under the Plan the fund may expend up to 0.30% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended November 30, 1995, the fund paid $ $6,808,000 under the Plan.

     The Glass-Stegall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

     The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income it will be taxed only on that portion, if any, of the investment company taxable income which it retains.

     To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months; and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and other securities which must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

     Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to the extent practicable, to meet these distribution requirements to minimize or avoid the excise tax liability.

         Distributions of investment company taxable income, including short-term capital gains, generally are taxable to the shareholder as ordinary income, regardless of whether such distributions are paid in cash or reinvested in additional shares of the fund. The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. A capital gain distribution, whether paid in cash or reinvested in shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

         Except for transactions the fund has identified as hedging transactions, the fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency contracts as of the end of the year as well as those actually realized during the year.

     Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

     It is anticipated that any net gain realized from the closing out of forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above. In order to avoid realizing excessive gains on securities or currencies held less than three months, the fund may be required to defer the closing out of forward currency contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on forward currency contracts, which have been open for less than three months as of the end of the fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test, as discussed above.

     The amount of any realized gain or loss on closing out forward currency contracts such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Code Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

     The fund will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the fund's fiscal year) on forward currency contract transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments.

     Under the Code, if within 90 days after fund shares are purchased, such shares are exchanged for the shares of any other fund in The American Funds Group and the otherwise applicable sales charge is waived, then the amount of the sales charge previously incurred in purchasing fund shares shall not be taken into account for purposes of determining the amount of any gain or loss on the exchange, but will be treated as having been incurred in the purchase of the fund shares acquired in the exchange.

     Under the Code, the fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year.

     The fund's dividends will be based on its income for federal tax purposes. Because some gains and losses from currency fluctuation are deemed to be income or loss for federal tax purposes, the fund's dividends may be more or less than interest and dividends earned by the fund.

     Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are therefore taxable in the current calendar year even if the fund pays the dividend after December 31 but during January of the following year.

          As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35% ( However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

     The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

         The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Portfolio securities, including ADRs and EDRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last reported sale price in the over-the-counter market prior to the time of valuation or, lacking any sales, at the last reported bid price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors. U.S. Treasury bills and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean or representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, European or Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in various non-U.S. markets on days which are not business days in New York and on which the fund's net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the fund's calculation of net asset value unless the Board of Directors deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares, into U.S. dollars at the prevailing market rates. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. There are deducted from the total assets, thus determined, the liabilities, including accruals of taxes and other expense items; and

 3. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares) and the result, rounded to the nearer cent, is the net asset value per share.

     Any purchase order may be rejected by the Principal Underwriter or the fund.

   STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement") terms. . The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charges, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gains distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

         In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

          Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

   DEALER COMMISSIONS - The following commissions will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. See "The American Funds Shareholder Guide" in the fund's prospectus for more information.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

   AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of accounts for retirement plans for which Capital Guardian Trust Company serves as custodian or trustee). Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement); (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund; and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

                      EXECUTION OF PORTFOLIO TRANSACTIONS

     Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

     There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other of the funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

         As of the end of the fund's most recent fiscal year, amounts held in certain equity and debt securities of some of its regular brokers and dealers were as follows: J.P. Morgan & Co, Inc. ($6,280,000) and Ford Motor Credit Co. ($26,837,000).
    Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended November 30, 1995 and 1994 and for the period March 26, 1993 (commencement of operations) to November 30, 1993 amounted to $5,660,000, $6,015,000 and $2,581,000 respectively.

                               GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to subcustodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

INDEPENDENT ACCOUNTANTS - Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, provides audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on November 30. Shareholders are provided at least semi-annually with reports showing the investment portfolio and financial statements audited annually by the fund's independent auditors, Price Waterhouse LLP, whose selection is determined annually by the Directors.

   PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

     The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- NOVEMBER 30, 1995

Net asset value and redemption price per share

  (net assets divided by shares outstanding)              $  20.22

Maximum offering price per share

  (100/94.25 of net asset value per share, which takes

  into account the fund's current maximum sales load)     $  21.45


REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                               INVESTMENT RESULTS

         The fund's yield is 2.95% based on a 30-day (or one month) period ended November 30, 1995, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.

 b = expenses accrued for the period (net of reimbursements).

 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

 d = the maximum offering price per share on the last day of the period.

         The fund's one year total return and average annualized lifetime return ending on November 30, 1995 was 12.52% and 12.88% respectively. Total return (T) is computed by equating the value at the end of the period (ending redeemable value or ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

     To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

         The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

     The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

     The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including BARRONS, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

     The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

     The fund may from time to time compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

   EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the 10-year periods since January 1, 1966 ( 121 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 94 of the 121 periods.

     Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

                   DESCRIPTION OF RATINGS FOR DEBT SECURITIES

BOND RATINGS --

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:

"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."

"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

Standard & Poor's Corporation rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

 "Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

 "Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or impled 'BBB-' rating.

 "Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating."

 "The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating."

 "The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued."

  "The rating 'C1' is reserved for income bonds on which no interest is being paid."

 "Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."

COMMERCIAL PAPER RATINGS --

 STANDARD & POOR'S CORPORATION: "A-1" and "A-2" are the two highest commercial paper rating categories and are described as follows:

 "A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong."

 "A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated 'A-1'."

 MOODY'S INVESTORS SERVICE, INC.: "Prime-1" and "Prime-2" are the two highest commercial paper rating categories and are described as follows:

 "ISSUERS RATED PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
  -  Leading market positions in well established industries.

  -  High rates of return on funds employed.

  - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

 - Broad margins in earning coverage of fixed financial charges and high internal cash generation.

 - Well established access to a range of financial markets and assured sources of alternate liquidity."

 "ISSUERS RATED PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained."

CAPITAL WORLD GROWTH AND INCOME FUND
INVESTMENT PORTFOLIO, NOVEMBER 30, 1995


LARGEST INDUSTRY HOLDINGS
EQUITY-TYPE SECURITIES          87.00%
Banking                         13.62%
Telecommunications               7.82%
Health & Personal Care           5.71%
Business & Public Services       4.46%
Insurance                        3.87%
Other Industries                51.52%
BONDS & NOTES                    2.55%
CASH EQUIVALENTS                10.45%
                                                             Percent of
LARGEST INDIVIDUAL HOLDINGS                                  Net Assets
Internationale Nederlanden Groep         (Netherlands)       2.52%
Telecom Corp. of New Zealand             (New Zealand)       2.05
Advance Bank Australia                   (Australia)         1.80
THORN EMI                                (United Kingdom)    1.54
Koninklijke PTT Nederland                (Netherlands)       1.49
AB Astra                                 (Sweden)            1.18
First Union                              (USA)               1.17
Eli Lilly                                (USA)               1.05
Australia and New Zealand
  Banking Group                          (Australia)         1.04
National Power                           (United Kingdom)    1.01

                                                                  Shares or             Market         Percent


Equity-Type Securities                                            Principal             Value          of Net

(common and preferred stocks and                                  Amount                (Millions)     Assets

 convertibledebentures)

-------------------------------------                             ----------            ----------     ------





BANKING- 13.62%

Advance Bank Australia Ltd.                  (Australia)          8,675,130             $64.972        1.80%

First Union Corp.                            (USA)                775,000               42.334         1.17

Australia and New Zealand Banking            (Australia)          8,413,000             37.505         1.04

 Group Ltd.

ABN AMRO Holding NV                          (Netherlands)        711,279               31.637         .88

National Australia Bank Ltd.                 (Australia)          3,550,826             30.973         .86

Bank of New York Co., Inc.                   (USA)                600,000               28.275         .78

Chemical Banking Corp.                       (USA)                450,000               27.000         .75

First Chicago Corp.                          (USA)                250,000               17.375         .48

Banc One Corp.                               (USA)                400,000               15.250         .42

Banco de Santander, SA                       (Spain)              211,800               9.866

Banco de Santander, SA (American

 Depositary Receipts)                                             88,200                4.068          .39

National City Corp.                          (USA)                400,000               12.950         .36

Stadshypotek AB, Class A                     (Sweden)             500,000               10.060         .28

Bangkok Bank Ltd., 3.25% convertible         (Thailand)

 debentures 2004                                                  $10,000,000           10.050         .28

Christiania Bank                             (Norway)             4,350,000             9.758          .27

Safra Republic Holdings SA                   (Luxembourg)         110,000               9.735          .27

Boatmen's Bancshares, Inc.                   (USA)                250,000               9.687          .27

Wilmington Trust Corp.                       (USA)                300,000               9.638          .27

Challenge Bank Ltd.                          (Australia)          2,456,046             9.507          .26

Allied Irish Banks, PLC                      (Ireland)            1,730,000             9.428          .26

Credit local de France                       (France)             125,000               9.422          .26

Westpac Banking Corp.                        (Australia)          2,075,164             8.604          .24

Istituto Mobiliare Italiano SpA              (Italy)

 (American Depositary Receipts)                                   500,000               8.563          .24

National Bank of Canada                      (Canada)             1,000,000             8.186          .23

Banca Popolare di Bergamo-Credito            (Italy)

 Varesino S.C.r.l.                                                400,000               5.239

Banca Popolare di Bergamo-Credito

 Varesino S.C.r.l., 9.00% convertible

 debentures 2000                                                  LIT2,277,775,000      1.391

Banca Popolare di Bergamo-Credito

 Varesino S.C.r.l., 7.50% convertible

 debentures 1999                                                  LIT1,000,000,000      .681

Banca Popolare di Bergamo-Credito

 Varesino S.C.r.l., warrants, expire                              455,555               .108           .21

 2000 /1/

Svenska Handelsbanken Group, Class A         (Sweden)             325,000               6.564

Svenska Handelsbanken Group, Class B                              21,900                .427           .19

Banco Popular Espanol, SA                    (Spain)              40,000                6.708          .19

J.P. Morgan & Co. Inc.                       (USA)                80,000                6.280          .17

Compagnie de Suez                            (France)             150,000               5.623          .16

Grupo Financiero Banamex Accival, SA         (Mexico)

 de CV, Class B                                                   2,993,000             4.607          .13

National Westminster Bank PLC                (United              438,906               4.492          .12
                                             Kingdom)

Sumitomo Bank, Ltd.                          (Japan)              200,000               3.843          .11

CS Holding Group                             (Switzerland)        32,500                3.081          .09

Kansallis-Yhtymae (formerly                  (Finland)
Kansallis-Osake-

 Pankki) /1/                                                      3,434,100             2.874          .08

Bank of Montreal                             (Canada)             110,000               2.489          .07

Credit Foncier de France                     (France)             83,406                1.626          .04

TELECOMMUNICATIONS- 7.82%

Telecom Corp. of New Zealand Ltd.            (New Zealand)        8,380,000             35.050

Telecom Corp. of New Zealand Ltd.

 (American Depositary Receipts)                                   331,000               22.177

Telecom Corp. of New Zealand Ltd. /2/                             4,048,000             16.931         2.05

Koninklijke PTT Nederland NV                 (Netherlands)        1,512,800             53.848         1.49

Tele Danmark AS, Class B (American           (Denmark)

 Depositary Receipts)                                             924,100               25.759

Tele Danmark AS, Class B                                          82,500                4.487          .84

Telecomunicacoes Brasileiras SA,             (Brazil)

 preferred nominative (American                                   427,630               20.526         .57

 Depositary Receipts)

Telefonos de Mexico, SA de CV, Class L       (Mexico)

 (American Depositary Receipts)                                   582,300               19.216         .53

International CableTel Inc., 7.25%           (USA)

 convertible debentures 2005 /2/                                  $11,000,000           12.430         .34

STET-Societa Finanziaria Telefonica          (Italy)

 p.a.,nonconvertible savings                                      4,775,000             9.371

 shares

STET-Societa Finanziaria Telefonica                               890,000               2.424          .33

 p.a.

Pacific Telesis Group                        (USA)                352,455               10.574         .29

Vodafone Group PLC (American                 (United

 DepositaryReceipts)                         Kingdom)             240,000               8.670          .24

Telefonica de Argentina SA, Class B          (Argentina)

 (American Depositary Receipts)                                   277,300               6.794

Telefonica de Argentina SA, Class B                               600,000               1.495          .23

Telecom Italia SpA /1/                       (Italy)              4,264,200             6.915

Telecom Italia Mobile SpA, ordinary                               357,800               .483           .20

 shares

MFS Communications Co., Inc., DECS           (USA)

 convertible preferred shares                                     130,000               5.558

MFS Communications Co., Inc. /1/                                  4,940                 .225           .16

Bell Atlantic Corp.                          (USA)                75,000                4.725          .13

AirTouch Communications /1/                  (USA)                117,820               3.432          .09

Ameritech Corp.                              (USA)                60,000                3.300          .09

Cable and Wireless PLC                       (United              460,252               3.195          .09
                                             Kingdom)

ALLTEL Corp.                                 (USA)                100,000               2.950          .08

U S WEST, Inc.                               (USA)                80,000                2.500          .07

MULTI-INDUSTRY- 7.58%

Hutchison Whampoa Ltd.                       (Hong Kong)          5,990,000             33.846         .94

Brierley Investments Ltd.                    (New Zealand)        37,474,549            28.364

Brierley Investments Ltd.,
convertible

 preferred shares                                                 5,530,000             3.933          .89

B A T Industries PLC                         (United              3,011,000             25.697         .71
                                             Kingdom)

Harsco Corp.                                 (USA)                345,000               20.355         .56

Incentive AB, Class B                        (Sweden)             400,000               18.292         .51

Hanson PLC                                   (United              5,156,780             15.413         .43
                                             Kingdom)

Industriforvaltnings AB Kinnevik,            (Sweden)

 Series 3, 10.50% convertible                                     SKR50,250,000         12.638         .35

 debentures 1997

Orkla AS, Class B                            (Norway)             175,000               8.428

Orkla AS, Class A                                                 71,000                3.620          .33

U.S. Industries, Inc. /1/                    (USA)                623,157               10.126         .28

AB Industrivarden, Class A                   (Sweden)             300,000               9.832          .27

Jardine Strategic Holdings Ltd.              (Singapore)          3,375,000             8.876

Jardine Strategic Holdings Ltd.,
7.50%

 convertible debentures 2049                                      $181,000              .169

Jardine Strategic Holdings Ltd.,

 warrants, expire 1998 /1/                                        375,000               .099           .25

Textron Inc.                                 (USA)                115,000               8.812          .24

Groupe Bruxelles Lambert SA                  (Belgium)            63,000                8.192          .23

Canadian Pacific Ltd. /1/                    (Canada)             400,000               7.300          .20

Lend Lease Corp. Ltd.                        (Australia)          523,632               7.252          .20

LTV Corp. /1/                                (USA)                500,000               7.250          .20

Tenneco Inc.                                 (USA)                150,000               7.200          .20

Minnesota Mining and Manufacturing           (USA)                100,000               6.550          .18
Co.

Compagnie Nationale a Portefeuille           (Belgium)            100,000               5.981

Compagnie Nationale a Portefeuille,

 warrants, expire 1999 /1/                                        150,000               .348           .18

Pearson PLC                                  (United              600,000               5.961          .16
                                             Kingdom)

Investor AB, Class B                         (Sweden)             160,000               5.158          .14

Swire Pacific Ltd., Class A                  (Hong Kong)          350,000               2.647          .07

Preussag AG                                  (Germany)            8,000                 2.299          .06

HEALTH & PERSONAL CARE- 5.71%

AB Astra, Class A                            (Sweden)             800,000               29.815

AB Astra, Class B                                                 350,000               12.857         1.18

Eli Lilly and Co.                            (USA)                380,000               37.810         1.05

American Home Products Corp.                 (USA)                321,000               29.291         .81

Glaxo Wellcome PLC                           (United              2,150,000             28.683         .79
                                             Kingdom)

Merck & Co., Inc.                            (USA)                385,000               23.822         .66

Bausch & Lomb Inc.                           (USA)                550,000               19.869         .55

Bristol-Myers Squibb Co.                     (USA)                175,000               14.044         .39

Warner-Lambert Co.                           (USA)                75,000                6.694          .19

Abbott Laboratories                          (USA)                50,000                2.031          .06

Baxter International Inc.                    (USA)                30,000                1.260          .03

BUSINESS & PUBLIC SERVICES- 4.46%

PacifiCare Health Systems, Inc.,             (USA)                200,000               17.000

 Class A /1/

PacifiCare Health Systems, Inc.,                                  125,000               10.844         .77

 Class B /1/

North West Water Group PLC                   (United              2,886,428             26.357         .73
                                             Kingdom)

General Motors Corp., Class E                (USA)                300,000               15.150         .42

Southern Water PLC                           (United              1,088,444             11.122         .31
                                             Kingdom)

Autopistas, Concesionaria                    (Spain)              927,360               10.180         .28

 Espanola, SA

American Water Works Co., Inc.               (USA)                300,000               9.637          .27

Autopistas del Mare Nostrum, SA              (Spain)

 Concesionaria del Estado                                         720,000               9.245          .26

True North Communications Inc.               (USA)                391,000               8.016          .22

Deluxe Corp.                                 (USA)                267,200               7.381          .20

Alco Standard Corp.                          (USA)                160,000               6.960          .19

Hutchison Delta Finance Ltd., 7.00%          (Hong Kong -

 convertible debentures 2001                  incorporated

                                              in Cayman

                                              Islands)            $6,000,000            6.638          .18

WMX Technologies, Inc.                       (USA)                225,000               6.638          .18

Welsh Water PLC                              (United              625,000               6.587          .18
                                             Kingdom)

Thames Water PLC                             (United              441,994               3.738          .10
                                             Kingdom)

Omnicom Group Inc.                           (USA)                50,000                3.338          .09

Havas SA                                     (France)             40,000                2.934          .08

INSURANCE- 3.87%

Internationale Nederlanden Groep NV          (Netherlands)        1,286,728             84.141

Internationale Nederlanden Groep NV,

 warrants, expire 2001 /1/                                        2,000,000             6.749          2.52

National Mutual Asia Ltd.                    (Hong Kong)          21,708,000            16.701         .46

GIO Australia Holdings Ltd.                  (Australia)          5,851,530             13.087         .36

Aetna Life and Casualty Co.                  (USA)                100,000               7.337          .20

Allstate Corp.                               (USA)                150,000               6.150          .17

Yasuda Fire and Marine Insurance             (Japan)              470,000               3.096          .09

 Co., Ltd.

Prudential Corp. PLC                         (United              406,576               2.679          .07
                                             Kingdom)

UTILITIES: ELECTRIC & GAS- 3.80%

National Power PLC                           (United              5,160,000             36.493         1.01
                                             Kingdom)

Southern Electric PLC                        (United              2,070,000             29.121         .81
                                             Kingdom)

Hongkong Electric Holdings Ltd.              (Hong Kong)          4,073,500             13.668         .38

General Public Utilities Corp.               (USA)                392,000               12.397         .34

Scottish Power PLC                           (United              1,875,000             10.792         .30
                                             Kingdom)

British Gas PLC (American Depositary         (United
                                             Kingdom)

 Receipts)                                                        150,000               5.588

British Gas PLC                                                   900,000               3.355          .25

Entergy Corp.                                (USA)                300,000               8.363          .23

Hong Kong and China Gas Co. Ltd.             (Hong Kong)          3,575,120             5.848          .16

China Light & Power Co., Ltd.                (Hong Kong)          932,000               4.386          .12

Australian Gas Light Co.                     (Australia)          1,104,192             3.881          .11

Detroit Edison Co.                           (USA)                100,000               3.262          .09

ENERGY SOURCES- 3.53%

Royal Dutch Petroleum Co. (New York          (Netherlands)

 Registered Shares)                                               90,000                11.554

Royal Dutch Petroleum Co.                                         85,000                10.923

'Shell' Transport and Trading Co.,           (United
PLC                                          Kingdom)

 (New York Registered Shares)                                     80,000                5.970          .79

Phillips Petroleum Co.                       (USA)                775,000               25.769         .71

ENI SpA (American Depositary Shares)         (Italy)              580,000               19.067         .53
/1/

TOTAL, Class B                               (France)             234,454               14.421         .40

YPF SA, Class D (American Depositary         (Argentina)

 Receipts)                                                        700,000               13.650         .38

Petrofina SA                                 (Belgium)            35,700                10.568         .29

Occidental Petroleum Corp.                   (USA)                250,000               5.532          .15

Unocal Corp.                                 (USA)                200,000               5.375          .15

Burmah Castrol PLC                           (United              206,343               3.053          .08
                                             Kingdom)

Esso SA Francaise                            (France)             20,000                1.935          .05

FOREST PRODUCTS & PAPER- 2.95%

James River Corp. of Virginia, DECS          (USA)

 convertible preferred shares                                     450,000               13.500

James River Corp. of Virginia                                     250,000               7.875          .59

Champion International Corp.                 (USA)                430,000               20.264         .56

Sonoco Products Co.                          (USA)                735,000               18.375         .51

Jefferson Smurfit Corp. /1/                  (USA)                1,332,300             14.988         .41

Kymmene Corp.                                (Finland)            231,500               6.296

Kymmene Corp., 8.25% convertible

 debentures 2043                                                  $18,000,000           4.331          .29

MAYR-MELNHOF Karton AG                       (Austria)            145,000               7.514          .21

Fletcher Challenge Ltd.                      (New Zealand)        1,920,000             4.761

Fletcher Challenge Forests Division

 (American Depositary Receipts)                                   21,600                .302

Fletcher Challenge Forests Division                               130,535               .184           .15

Bowater Inc.                                 (USA)                100,000               3.975          .11

Federal Paper Board Co., Inc.                (USA)                56,700                2.948          .08

Carter Holt Harvey Ltd.                      (New Zealand)        616,770               1.300          .04

BEVERAGES & TOBACCO- 2.86%

Philip Morris Companies Inc.                 (USA)                370,000               32.467         .90

Seagram Co. Ltd.                             (Canada)             570,000               20.805         .58

RJR Nabisco Holdings Corp.                   (USA)                400,000               11.650         .32

Lion Nathan Ltd.                             (New Zealand)        5,000,000             11.484         .32

American Brands, Inc.                        (USA)                200,000               8.350          .23

Coca-Cola Amatil Ltd.                        (Australia)          980,011               7.937          .22

UST Inc.                                     (USA)                200,000               6.525          .18

Heineken Holding NV, Class A                 (Netherlands)        25,000                4.056          .11

MACHINERY & ENGINEERING- 2.70%

Mannesmann AG                                (Germany)            105,075               33.789         .94

Bombardier Inc., Class B                     (Canada)             1,400,000             17.899         .50

Caterpillar Inc.                             (USA)                270,000               16.571         .46

Bremer Vulkan Verbund AG /1/                 (Germany)            425,000               12.414         .34

Atlas Copco AB, Class A                      (Sweden)             568,900               8.585          .24

Triplex Lloyd PLC                            (United              2,358,946             4.947          .14
                                             Kingdom)

Zardoya Otis, S.A.                           (Spain)              21,574                2.237          .06

Sandvik AB, Class B                          (Sweden)             35,900                .659           .02

FOOD & HOUSEHOLD PRODUCTS- 2.60%

Reckitt & Colman PLC                         (United              2,978,125             30.522         .84
                                             Kingdom)

Cadbury Schweppes PLC                        (United              2,121,225             18.038         .50
                                             Kingdom)

Groupe Danone                                (France)             75,000                11.706         .32

Nestle SA                                    (Switzerland)        8,452                 9.005          .25

Colgate-Palmolive Co.                        (USA)                100,000               7.325          .20

McCormick & Co.                              (USA)                205,000               4.843          .13

Hazlewood Foods PLC                          (United              3,000,000             4.684          .13
                                             Kingdom)

Uni-Charm Corp.                              (Japan)              189,000               4.317          .12

Unilever NV                                  (Netherlands)        30,000                3.925          .11

AUTOMOBILES- 2.46%

Ford Motor Co., Class A                      (USA)                950,000               26.837         .74

Regie Nationale des Usines Renault,          (France)             715,400               20.440         .57
SA

Bayerische Motoren Werke AG                  (Germany)            22,000                11.834

Bayerische Motoren Werke AG,

 preferred shares                                                 10,254                3.820          .43

Porsche AG /1/                               (Germany)            20,000                9.363          .26

Toyota Motor Corp.                           (Japan)              435,000               8.572          .24

Daimler-Benz AG                              (Germany)            6,600                 3.243

Daimler-Benz AG (American Depositary

 Receipts)                                                        55,000                2.723          .17

Peugeot SA                                   (France)             13,500                1.745          .05

MERCHANDISING- 2.29%

Tesco PLC                                    (United              6,394,844             28.242         .78
                                             Kingdom)

Wal-Mart Stores, Inc.                        (USA)                625,000               15.000         .42

WHSmith Group PLC, Class A                   (United              1,150,000             7.623          .21
                                             Kingdom)

Duty Free International, Inc.                (USA)                470,000               6.345          .18

Staples, Inc. 4.50% convertible              (USA)

 debentures 2000 /2/                                              $6,000,000            6.060          .17

Home Depot, Inc.                             (USA)                120,000               5.325          .15

Giant Food Inc., Class A                     (USA)                150,000               4.837          .13

Toys 'R' Us, Inc. /1/                        (USA)                150,000               3.488          .10

Amway Japan Ltd.                             (Japan)              79,000                3.214          .09

Delhaize 'Le Lion' SA                        (Belgium)            50,000                2.087          .06

CHEMICALS- 2.16%

Praxair, Inc.                                (USA)                992,500               28.907         .80

Sherwin-Williams Co.                         (USA)                436,000               17.276         .48

Airgas, Inc. /1/                             (USA)                277,000               7.756          .21

L'Air Liquide                                (France)             45,827                7.373          .20

Akzo NV                                      (Netherlands)        48,000                5.419          .15

AGA AB                                       (Sweden)             300,000               4.161          .12

European Vinyls Corp.                        (Netherlands)        120,000               3.235          .09

DSM NV                                       (Netherlands)        30,000                2.387          .07

BASF AG                                      (Germany)            6,250                 1.368          .04

RECREATION & OTHER CONSUMER

 PRODUCTS- 1.77%

THORN EMI PLC                                (United              2,329,295             55.536         1.54
                                             Kingdom)

Fuji Photo Film Co., Ltd.                    (Japan)              200,000               4.941          .14

Hasbro, Inc.                                 (USA)                103,200               3.148          .09

INDUSTRIAL COMPONENTS- 1.68%

Goodyear Tire & Rubber Co.                   (USA)                400,000               16.950         .47

Morgan Crucible Co. PLC                      (United              2,081,383             12.904         .36
                                             Kingdom)

Federal-Mogul Corp.                          (USA)                572,500               10.949         .30

Compagnie Generale des Etablissements        (France)

 Michelin, Class B                                                250,000               10.158

Compagnie Generale des Etablissements

 Michelin, convertible                                            8,333                 .445           .29

 preferred shares

BICC PLC                                     (United              750,000               3.255          .09
                                             Kingdom)

Continental AG                               (Germany)            158,000               2.313          .06

AB SKF, Class B                              (Sweden)             100,000               2.058          .06

Magna International Inc., Class A            (Canada)             38,000                1.653          .05

METALS: NONFERROUS- 1.57%

Inco Ltd.                                    (Canada)             425,000               15.141         .42

Noranda Inc.                                 (Canada)             625,000               13.222         .37

Teck Corp., 3.75% convertible                (Canada)

 debentures 2006                                                  $12,950,000           12.659         .35

Pechiney                                     (France)             272,000               11.118         .31

Phelps Dodge Corp.                           (USA)                40,200                2.729          .08

Indian Aluminum Co. Ltd. (Global             (India)

 Depositary Receipts) /2/                                         225,000               1.350          .04

BROADCASTING & PUBLISHING- 1.41%

Time Warner Inc., preferred equity           (USA)

 redemption cumulative stock                                      285,000               9.298

Time Warner Inc., 0% convertible

 debentures 2012 /3/                                              $12,500,000           4.359          .38

CANAL+                                       (France)             60,003                10.916         .30

Carlton Communications PLC                   (United              600,000               8.960          .25
                                             Kingdom)

Elsevier NV                                  (Netherlands)        575,000               7.839          .22

News International PLC                       (United              1,000,000             4.700          .13
                                             Kingdom)

TeleWest Communications PLC (American        (United
                                             Kingdom)

 Depositary Receipts) /1/                                         71,000                1.810          .05

Tele-Communications, Inc., Class A /1/       (USA)                60,000                1.110

Tele-Communications, Inc. Series A

 Liberty Media Group /1/                                          15,000                .420           .04

U S West Media Group /1/                     (USA)                80,000                1.440          .04

MISCELLANEOUS MATERIALS &

  COMMODITIES-1.08%

English China Clays PLC                      (United              3,330,000             16.745         .46
                                             Kingdom)

Compagnie de Saint-Gobain                    (France)             106,622               12.305         .34

Pilkington PLC                               (United              2,000,000             5.894          .16
                                             Kingdom)

TRINOVA Corp.                                (USA)                146,700               4.511          .12

REAL ESTATE- 0.97%

Sun Hung Kai Properties Ltd.                 (Hong Kong)          1,400,000             11.268         .31

Land Securities PLC                          (United              600,000               5.474          .15
                                             Kingdom)

Westfield Trust                              (Australia)          3,135,000             5.474          .15

Tai Cheung Holdings Ltd.                     (Hong Kong -         6,459,570             5.304          .15

                                              incorporated

                                              in Bermuda)

Hysan Development Co. Ltd.                   (Hong Kong)          1,474,000             3.840          .11

St Lukes Group Ltd., convertible             (New Zealand)

 preferred shares                                                 5,059,500             3.797          .10

LEISURE & TOURISM- 0.96%

Forte PLC                                    (United              3,534,242             18.530         .51
                                             Kingdom)

Shangri-La Asia Ltd., 2.875%                 (Hong Kong -

 convertible debentures 2000                  incorporated        $7,124,000            5.664          .16

                                              in Bermuda)

Euro Disney SCA, 6.75% convertible           (France)

 debentures 2001                                                  $30,002,000           5.279          .15

PolyGram NV (New York Registered )           (Netherlands)        84,000                5.040          .14

 Shares

APPLIANCES & HOUSEHOLD DURABLES-
0.92%

Whirlpool Corp.                              (USA)                240,000               13.320         .37

AB Electrolux, Class B                       (Sweden)             300,000               12.873         .36

Sony Corp.                                   (Japan)              75,000                3.971          .11

SANYO Electric Co., Ltd.                     (Japan)              534,000               2.775          .08

TRANSPORTATION: SHIPPING- 0.75%

Navix Line, Ltd. /1/                         (Japan)              4,250,000             11.583         .32

Teekay Shipping Corp.                        (Bahamas)            416,700               10.001         .28

Shun Tak Holdings Ltd.                       (Hong Kong)          7,908,471             5.368          .15

FINANCIAL SERVICES- 0.60%

Household International, Inc.                (USA)                225,000               14.062         .39

Federal National Mortgage Assn.              (USA)                50,000                5.475          .15

Beneficial Corp.                             (USA)                40,000                2.030          .06

ELECTRICAL & ELECTRONIC- 0.54%

Siemens AG                                   (Germany)            15,000                7.825          .22

Hitachi, Ltd.                                (Japan)              400,000               4.039          .11

BBC Brown Boveri Ltd, Class A                (Switzerland)        3,500                 4.018          .11

Telefonaktiebolaget LM Ericsson,             (Sweden)             147,400               3.471          .10

 Class B

TRANSPORTATION: RAIL & ROAD- 0.53%

TNT Ltd., convertible preferred              (Australia)          9,043,900             13.170

 shares

TNT Ltd. /1/                                                      524,862               .733           .38

CSX Corp.                                    (USA)                60,000                5.257          .15

TRANSPORTATION: AIRLINES- 0.45%

Air New Zealand Ltd., Class B                (New Zealand)        3,630,000             12.672         .35

British Airways PLC                          (United              500,000               3.521          .10
                                             Kingdom)

TEXTILES & APPAREL- 0.42%

Courtaulds Textiles PLC                      (United              2,391,500             15.248         .42
                                             Kingdom)

Delta Woodside Industries, Inc.              (USA)                26,400                .172           .00

DATA PROCESSING & REPRODUCTION- 0.37%

Danka Business Systems PLC, 6.75%            (United
                                             Kingdom)

 convertible debentures 2002                                      $10,000,000           13.400         .37

ENERGY EQUIPMENT- 0.36%

Schlumberger Ltd.                            (Netherlands         205,000               13.018         .36
                                             Antilles)

METALS: STEEL- 0.25%

Inland Steel Industries, Inc.                (USA)                150,000               3.919          .11

Usinor Sacilor /1/                           (France)             250,000               3.601          .10

Nippon Denro Ispat Ltd., 3.00%               (India)

 convertible debentures 2001                                      $2,800,000            1.428          .04

WHOLESALE & INTERNATIONAL TRADE-
0.12%

Sime Darby Hong Kong Ltd.                    (Hong Kong)          4,294,000             4.414          .12

BUILDING MATERIALS & COMPONENTS-
0.09%

Southdown, Inc., Series D,                   (USA)
convertible

 preferred shares                                                 75,000                3.300          .09

ELECTRONIC COMPONENTS- 0.03%

Motorola, Inc.                               (USA)                15,000                .919           .03



MISCELLANEOUS- 3.72%

Other equity-type securities in

 initial period of acquisition                                                          134.138        3.72

                                                                                        --------       ------
                                                                                                       --

TOTAL EQUITY-TYPE SECURITIES (cost:

 $2,644.685 million)                                                                    3,141.661      87.00

                                                                                        --------       ------


-------------------------------------                             -------------


                                                                  Principal

                                                                  Amount

Bonds and Notes                                                   (Millions)

-------------------------------------                             -------------

INDUSTRIALS- 0.82%

Container Corp. of America 11.25%                                 $6.000                $6.150

 May 2004

Container Corp. of America 9.75%                                  1.000                 .983           .20

 April 2003

Fort Howard Corp. 8.25% February 2002                             4.500                 4.365

Fort Howard Corp. 10.00% March 2003                               1.500                 1.530          .16

Venezolana de Cementos, SACA Eurobond

 9.25% November 1996                                              6.000                 5.835          .16

Telecom Argentina STET-France Telecom

 SA 12.00% November 2002                                          5.500                 5.754          .16

CEMEX, SA 8.875% June 1998                                        3.000                 2.790          .08

AB SKF 7.625% July 2003                                           2.000                 2.108          .06



NEW ZEALAND GOVERNMENT- 0.61%

New Zealand 8.00% July 1998                                       NZ$33.250             21.997         .61



ARGENTINIAN GOVERNMENT- 0.54%

Argentina Eurobond 7.312% March 2005                              $30.250               19.738         .54
/4/



CANADIAN GOVERNMENT- 0.54%

Canada 6.25% February 1998                                        C$13.200              9.726          .27

Canada 9.00% June 2025                                            6.200                 5.301          .15

Canada 7.50% July 1997                                            6.000                 4.524          .12



SUPRANATIONAL- 0.04%

International Bank for Reconstruction

 and Development 12.50% July 1997                                 NZ$2.000              1.401          .04

                                                                                        --------       ------


TOTAL BONDS AND NOTES (cost:

 $86.101 million)                                                                       92.202         2.55

                                                                                        --------       ------

-------------------------------------                             -------------         --------       ------


                                                                  Principal             Market         Percent


                                                                  Amount                Value          of Net

Short-Term Securities                                             (Millions)            (Millions)     Assets

-------------------------------------                             -------------         --------       ------


CORPORATE SHORT-TERM NOTES- 8.61%

J.C. Penney Funding Corp. 5.68%-5.70%

 due 12/18/95-1/22/96                                             48.700                48.460         1.34

Toyota Motor Credit Corp. 5.70%-5.72%

 due 12/12-12/15/95                                               45.000                44.905         1.24

National Australia Funding (Delaware)

 Inc. 5.68%-5.745% due 1/8-1/16/96                                30.400                30.187         .83

ABN AMRO North America Finance Inc.

 5.69%-5.70% due 12/6/95-1/30/96                                  30.000                29.883         .83

PepsiCo, Inc. 5.68%-5.70%

 due 12/8/95-1/22/96                                              24.000                23.877         .66

AT&T Corp. 5.59%-5.70% due                                        21.400                21.216         .59
1/8-2/27/96

Siemens Corp. 5.68%-5.70% due                                     20.280                20.236         .56
12/14-12/15/95

Wal-Mart Stores, Inc. 5.67%-5.70%

 due 12/7-12/20/95                                                18.400                18.357         .51

Ford Credit Europe PLC 5.71%                                      16.600                16.474         .46

 due 1/17/96

H.J. Heinz Co. 5.70%-5.73%

 due 12/12-12/13/95                                               15.200                15.170         .42

Abbey National North America 5.72%

 due 1/29/96                                                      15.000                14.857         .41

General Electric Capital Corp. 5.88%

 due 12/1/95                                                      13.800                13.798         .38

Procter & Gamble Co. 5.67% due                                    12.300                12.195         .34
1/23/96

UBS Finance (Delaware) Inc. 5.74%

 due 12/5/95                                                      1.300                 1.299          .04



FEDERAL AGENCY DISCOUNT NOTES- 1.73%

Federal National Mortgage Assn.
5.57%-5.65%

 due 12/28/95-2/14/96                                             37.000                36.705         1.02

Federal Home Loan Mortgage Corp.
5.67%

 due 12/20/95                                                     25.600                25.519         .71



CERTIFICATES OF DEPOSIT- 0.41%

National Westminster Bank PLC 5.78%

 due 1/16/96                                                      15.000                14.999         .41

                                                                                        --------       ------

TOTAL SHORT-TERM SECURITIES (cost:

 $388.149 million)                                                                      388.137        10.75

                                                                                        --------       ------

TOTAL INVESTMENT SECURITIES (cost:

 $3,118.935 million)                                                                    3,622.000      100.30

Excess of payables over cash and receivables                                               10.769         0.30

                                                                                        --------       ------

NET ASSETS                                                                              $3,611.231     100.00

=====================================        ==========           ==========            ==========     ======



/1/Non-income-producing securities.

/2/Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

/3/Represents a zero coupon bond which will convert to an interest-bearing security at a later date.

/4/Coupon rates may change periodically.

See Notes to Financial Statements


Companies Added to the Portfolio
 Since May 31, 1995

Aetna Life and Casualty
AGA
Allied Irish Banks
ALLTEL
Boatmen's Bancshares
Bowater
Colgate-Palmolive
Compagnie de Suez
ENI
Fuji Photo Film
Groupe Danone
Hitachi
Home Depot
Inland Steel
McCormick & Co.
MFS Communications
Minnesota Mining and Manufacturing
Navix Line
Orkla
PacifiCare Health Systems
SANYO Electric
Siemens
Sony
Sumitomo Bank
Teekay Shipping
Time Warner
Uni-Charm Corp.
Unocal
Usinor Sacilor
Wal-Mart Stores
Wilmington Trust

Companies Eliminated from the Portfolio
 Since May 31, 1995

ADVANTA
Allegheny Ludlum
American Express
Amoco
Apple Computer
Banco Bilbao Vizcaya
BankAmerica
Bank of Ayudhya
Bayer
BTP
Canadian Imperial Bank of Commerce
Cathay Pacific Airways
Celsius Industries
Clorox
Cross-Harbour Tunnel
Eastern Group
Eurotunnel
General Motors
Hoechst
Iberdrola
Mandarin Oriental
Monsanto
NorAm Energy
ShopKo Stores
Siu-Fung Ceramics
Societe Centrale Union des Assurances de Paris
Swiss Bank
Thyssen
TJX Companies
Union Electrica Fenosa
United Friendly Group
Upjohn
Volkswagen


CAPITAL WORLD GROWTH AND INCOME FUND, INC.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities

at November 30, 1995                                           (dollars in              millions)

-----------------------------------------                      ---------------          -----------

ASSETS:

Investment securities at market

 (cost: $3,118.935)                                                                     $3,622.000

Cash                                                                                    .416

Receivables for--

 Sales of investments                                          $9.151

 Sales of fund's shares                                        5.370

 Dividends and accrued interest                                15.022                   29.543

                                                               ---------------          -----------

                                                                                        3,651.959

LIABILITIES:

Payables for--

 Purchases of investments                                      34.990

 Repurchases of fund's shares                                  2.316

 Management services                                           1.350

 Accrued expenses                                              2.072                    40.728

                                                               ---------------          -----------

NET ASSETS AT NOVEMBER 30, 1995--

 Equivalent to $20.22 per share on

 178,630,987 shares of $0.01 par value

 capital stock outstanding (authorized

 capital stock - 400,000,000 shares)                                                    $3,611.231

                                                                                        ===========







STATEMENT OF OPERATIONS

for the year ended November 30, 1995                           (dollars in              millions)

---------------------------------------------                  ---------------          -----------

INVESTMENT INCOME:

Income:

 Dividends                                                     $96.347

 Interest                                                      34.622                   $130.969

                                                               ---------------

Expenses:

 Management services fee                                       14.847

 Distribution expenses                                         6.808

 Transfer agent fee                                            3.114

 Reports to shareholders                                       .425

 Registration statement and prospectus                         .588

 Postage, stationery and supplies                              .587

 Directors' fees                                               .129

 Auditing and legal fees                                       .044

 Custodian fee                                                 1.418

 Taxes other than federal income tax                           .050

 Other expenses                                                .045                     28.055

                                                               --------------           -----------

 Net investment income                                                                  102.914

                                                                                        -----------

REALIZED GAIN AND UNREALIZED

 APPRECIATION ON INVESTMENTS:

Net realized gain                                                                       63.160

Net increase in unrealized appreciation on

 investments                                                                            396.914

                                                                                        -----------

 Net realized gain and increase in unrealized

  appreciation on investments                                                           460.074

                                                                                        -----------

NET INCREASE IN NET ASSETS RESULTING                                                    $562.988

 FROM OPERATIONS                                                                        ===========



----------------------------------------------                 ---------------          -----------



Statement of Changes in Net Assets

                                                               (dollars in              millions)

----------------------------------------------                 ---------------          -----------

                                                               Year ended               Year ended

                                                               11/30/95                 11/30/94

----------------------------------------------                 ---------------          -----------

OPERATIONS:

Net investment income                                          $102.914                 $72.772

Net realized gain on investments                               63.160                   44.965

Net increase in unrealized appreciation

 on investments                                                396.914                  .284

                                                               ---------------          -----------

  Net increase in net assets

   resulting from operations                                   562.988                  118.021

                                                               ---------------          -----------

DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS:

Dividends from net investment income                           (104.776)                (59.675)

Distributions from net realized gain on investments            (45.496)                  --

                                                               ---------------          -----------

  Total dividends and distributions                            (150.272)                (59.675)

                                                               ---------------          -----------

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold: 34,635,645

 and 71,171,194 shares, respectively                           647.812                  1,389.345

Proceeds from shares issued in reinvestment

 of net investment income dividends and distributions

 of net realized gain on investments:

 7,787,809 and 3,077,212 shares, respectively                  141.079                  54.546

Cost of shares repurchased: 20,156,313

 and 13,345,775 shares, respectively                           (374.730)                (238.871)

                                                               ---------------          -----------

 Net increase in net assets

  resulting from capital share

  transactions                                                 414.161                  1,205.020

                                                               ---------------          -----------

TOTAL INCREASE IN NET ASSETS                                   826.877                  1,263.366



NET ASSETS:

Beginning of year                                              2,784.354                1,520.988

                                                               ---------------          -----------

End of year (including undistributed

 net investment income: $16.988

 and $18.654, respectively)                                    $3,611.231               $2,784.354

                                                               ===============          ===========


See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1. Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

     Bonds and notes are valued at prices obtained from a bond pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities denominated in non-U.S. currencies are generally valued on the basis of bid quotations

     Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The fund does not identify the portion of each amount shown in the fund's statement of operations under the caption "Realized Gain and Unrealized Appreciation on Investments" that arises from changes in non-U.S. currency exchange rates.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,418,000 includes $71,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

    As of November 30, 1995, net unrealized appreciation on investments for federal income tax purposes aggregated $499,425,000, of which $612,385,000 related to appreciated securities and $112,960,000 related to depreciated securities. During the year ended November 30, 1995, the fund realized, on a tax basis, a net capital gain of $57,729,000 on securities transactions. Net gains related to non-U.S. currency transactions of $595,000 and other tax adjustments of $196,000 were treated as adjustments to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $3,122,575,000 at November 30, 1995.

3. The fee of $14,847,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC) with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of average net assets; 0.50% of such assets in excess of $500 million but not exceeding $1.0 billion; 0.46% of such assets in excess of $1.0 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4.0 billion; 0.40% of such assets in excess of $4.0 billion but not exceeding $6.5 billion; and 0.395% of such assets in excess of $6.5 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended November 30, 1995, distribution expenses under the Plan were $6,808,000. As of November 30, 1995, accrued and unpaid distribution expenses were $1,738,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $3,114,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,990,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of November 30, 1995, aggregate amounts deferred were $78,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of November 30, 1995, accumulated undistributed net realized gain on investments was $61,621,000 and additional paid-in capital was $3,027,271,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $1,072,300,000 and $723,192,000, respectively, during the year ended November 30, 1995.

     Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 1995, such non-U.S. taxes were $8,832,000. Net realized currency gains on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $700,000 for the year ended November 30, 1995.

     The fund reclassified $105,000 to undistributed net investment income from undistributed net realized gains for the year ended November 30, 1995.


PER-SHARE DATA AND RATIOS

                                                             Year             Year           Period

                                                             Ended            Ended          3/26/93 /1/

                                                             11/30/95         11/30/94       to 11/30/93

                                                             ----------       ----------     ----------

Net Asset Value, Beginning of Year                           $17.81           $17.00         $15.08

                                                             ----------       ----------     ----------

 INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                                      .61              .52            .29

  Net realized and unrealized gain on investments            2.72             .75            1.86

                                                             ----------       ----------     ----------



   Total income from investment operations                   3.33             1.27           2.15

                                                             ----------       ----------     ----------



 LESS DISTRIBUTIONS:

  Dividends from net investment income                       (.63)            (.46)          (.23)

  Distributions from net realized gains                      (.29)            --             --

                                                             ----------       ----------     ----------

   Total distributions                                       (.92)            (.46)          (.23)

                                                             ----------       ----------     ----------

Net Asset Value, End of Period                               $20.22           $17.81         $17.00

                                                             ==========       ==========     ==========



Total Return /2/                                             19.41%           7.51%          14.39%/3/





RATIOS/SUPPLEMENTAL DATA:

 Net assets, end of period (in millions)                     $3,611           $2,784         $1,521

 Ratio of expenses to average net assets                     .88%             .87%            .62%/3/

 Ratio of net income to average net assets                   3.24%            3.11%          2.01%/3/

 Portfolio turnover rate                                     25.50%           18.66%         2.71%/3/




/1/ Commencement of operations

/2/ This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

/3/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.


Report of Independent Accountants

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 1995, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Los Angeles, California
December 29, 1995


U.S. Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                   Dividends and Distributions Per Share


To Shareholders of        Payment Date             From Net          From Net             From Net
Record                                             Investment        Realized             Realized
                                                   Income            Short-term           Long-term Gains
                                                                     Gains

December 16, 1994         December 19, 1994        $0.15             $0.20                $0.09

March 17,1995             March 20,1995            0.12              -                    -

June 2, 1995              June 5, 1995             0.19              -                    -

September 22, 1995        September 25, 1995       0.17              -                    -


The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended November 30, 1995 is $0.05031 on a per share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 24% of the dividends paid by the fund from net investment income represent qualifying dividends. Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER INFORMATION WHICH WILL BE MAILED IN JANUARY 1996 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1995 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

                               PART C
                          OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

 (a) Financial Statements:

  Included in Prospectus - Part A
   Financial Highlights
  Included in Statement of Additional Information - Part B

      As of November 30,  1995:
   Investment Portfolio
   Statement of Assets and Liabilities
   Statement of Operations
   Statement of Changes in Net Assets
   Notes to Financial Statements
   Per-Share Data and Ratios
   Report of Independent Accountants

 (b)  Exhibits:

  1. On file (see SEC file numbers 811-7338 and 33-54444).

  2. On file (see SEC file numbers 811-7338 and 33-54444).

  3. None.

  4. On file (see SEC file numbers 811-7338 and 33-54444).

  5. On file (see SEC file numbers 811-7338 and 33-54444).

     6. On file (see SEC file numbers 811-7338 and 33-54444).

  7. None.

  8. On file (see SEC file numbers 811-7338 and 33-54444).

     9. Form of Shareholder Services Agreement between Registrant and American Funds Service Company, as amended January 1, 1995.

  10. Not applicable to this filing.

  11. Consent of Independent Accountants.

  12. None.

  13. On file (see SEC file numbers 811-7338 and 33-54444).

  14. On file (see SEC file numbers 811-7338 and 33-54444).

  15. On file (see SEC file numbers 811-7338 and 33-54444).

     16. Update to previously filed schedule for computation of each performance quotation provided in the Registration Statement in response to
Item 22.

   17. Financial data schedule (EDGAR).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

 None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

 As of December 31,  1995:

                                       Number of

Title of Class                         Record-Holders



Shares of capital stock                 319,041

  ($.01 par value)


ITEM 27. INDEMNIFICATION.

         Registrant is a joint-insured under an Investment Advisor/Mutual fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify the individual.

     Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is established that: (i) the act or omission of the person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

     Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

     Section 2-418 further provides that indemnification provided for by
Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

     Article VIII (h) of the Articles of Incorporation of the Fund provides that "The Corporation shall indemnify (1) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this Charter of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940."

     The fund will comply with the indemnification requirements contained in the 1940 Act Releases No. 7221 (June 9, 1972) and No. 11330 (September 4,
1980). In addition, indemnification by the Corporation shall be consistent with the requirements of rule 484 under the Securities Act of 1933. Furthermore, the fund has undertaken to the staff of the Securities and Exchange Commission that the fund's indemnification provisions quoted above prohibit indemnification for liabilities arising under the Securities Act of 1933 and the Investment Company Act of 1940.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

 None.

ITEM 29. PRINCIPAL UNDERWRITERS.

(a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

ITEM 29.  PRINCIPAL UNDERWRITERS (CONT.)

 (b)

      (1)                         (2)                     (3)
      Name and Principal          Positions and Offices   Positions and Offices
       Business Address              with Underwriter         with Registrant



#     David A. Abzug              Assistant Vice President   None



      John A. Agar                Regional Vice President   None
      1501 N. University Drive
      Little Rock, AR 72207

      Robert B. Aprison           Regional Vice President   None
       2983 Bryn Wood Drive
       Madison, WI 53711



&     Richard Armstrong           Assistant Vice President   None



*     William W. Bagnard          Vice President          None



      Steven L. Barnes            Vice President          None
       8000 Town Line Ave. South
       Suite 204
       Minneapolis, MN 55438



      Michelle A. Bergeron        Regional Vice President   None
       1190 Rockmart Circle
       Kennesaw, GA 30144



      Joseph T. Blair             Vice President          None
       27 Drumlin Road
       West Simsbury, CT 06092



      Ian B. Bodell                Vice President         None
      3100 West End Avenue
      Suite 870
       Nashville, TN 37215



      Michael L. Brethower        Vice President          None
       108 Hagen Court
       Georgetown, TX 78628



      C. Alan Brown               Regional Vice President   None
       4916 McPherson Avenue
       St. Louis, MO 63108



*     Daniel C. Brown             Senior Vice President and   None
                                  Director



@     J. Peter Burns              Vice President          None



      Brian C. Casey              Regional Vice President   None
       9508 Cable Drive
       Kensington, MD 20895



      Victor C. Cassato           Vice President          None
       999 Green Oaks Drive
       Littleton, CO  80121



      Christopher J. Cassin       Regional Vice President   None
       231 Burlington
       Clarendon Hills, IL 60514

      Denise M. Cassin            Regional Vice President   None
      1425 Vallejo, #203
      San Francisco, CA 94109

*     Larry P. Clemmensen         Treasurer and Director   Senior Vice President



*     Kevin G. Clifford           Senior Vice President   None



      Ruth M. Collier             Vice President          None
       145 West 67th Street, #12K
       New York, NY 10023



      Thomas E. Cournoyer         Vice President          None
       2333 Granada Blvd.
       Coral Gables, FL 33134



      Douglas A. Critchell        Vice President          None
       4116 Woodbine St.
      Chevy Chase, MD 20815



*     Carl D. Cutting             Vice President          None



      Michael A. Dilella          Vice President          None
       P.O. Box 661
        Ramsey, NJ 07446



      G. Michael Dill             Senior Vice President   None
       3622 E. 87th Street
       Tulsa, OK  74137



      Kirk D. Dodge               RegionalVice President   None
       2617 Salisbury Road
       Ann Arbor, MI 48103



      Peter J. Doran              Senior Vice President   None
       1205 Franklin Avenue
       Garden City, NY 11530



*     Michael J. Downer           Secretary               None



      Robert W. Durbin            Vice President          None
       74 Sunny Lane
       Tiffin, OH 44883



%     Lloyd G. Edwards            Vice President          None



@     Richard A. Eychner          Vice President          None



*     Paul H. Fieberg             Senior Vice President   None



      John R. Fodor               Regional Vice President   None
       15 Latisquama Road
      Southborough, MA 01772



*     Mark P. Freeman, Jr.        President and Director   None



      Clyde E. Gardner            Vice President          None
       Route. 2, Box 3162
       Osage Beach, MO  65065



#     Evelyn K. Glassford         Vice President          None



      Jeffrey J. Greiner          Regional Vice President   None
       5898 Heather Glen Court
       Dublin, OH 43017



*     Paul G. Haaga, Jr           Director                President and Director



      David E. Harper             Vice President          None
       R.D. 1, Box 210, Rte 519
       Frenchtown , NJ  08825



      Ronald R. Hulsey            Regional Vice President   None
       6744 Avalon
       Dallas, TX 75214



*     Robert L. Johansen          Vice President and Controller   None



      Michael J. Johnston         Chairman of the Board   None
      630 Fifth Ave., 36th Fl.
      New York, NY 10111-0121

      Victor J. Kriss, Jr.        Senior Vice President    None
      P.O. Box 274
      Surfside, CA 90743



      Arthur J. Levine            Vice President          None
       12558 Highlands Place
       Fishers, IN 46038



#     Karl A. Lewis               Assistant Vice President   None



      T. Blake Liberty            Regional Vice President   None
       12585-E E. Tennessee Cir.
       Aurora, CO 80012



*     Susan G. Lindgren           Vice President - Institutional   None
                                  Investment Services Division


      Steve A. Malbasa            Regional Vice President   None
       13405 Lake Shore Blvd.
       Cleveland, OH 44110



      Steven M. Markel            Senior Vice President   None
       5241 South Race Street
       Littleton, CO 80121



*     John C. Massar              Senior Vice President   None



*     E. Lee McClennahan          Senior Vice President   None



      Laurie B. McCurdy           Regional Vice Presdient   None
       6008 E. Anderson Drive
      Scottsdale, AZ 85255



&     John V. McLaughlin          Senior Vice President   None



      Terry W. McNabb             Vice President          None
       2002 Barrett Station Road
       St. Louis, MO 63131



*     R. William Melinat          Vice President, Institutional   None
                                  Investment Services Division



      David R. Murray             Regional Vice President   None
       25701 SE 32nd Place
       Issaquah, WA 98027



      Stephen S. Nelson           Vice President          None
       7215 Trevor Road
       Charlotte, NC  28226



*     Barbara G. Nicolich         Assistant Vice President,   None
                                  Institutional Investment
                                  Services Division

      William E. Noe              Regional Vice President   None
      304 River Oaks Road
      Brentwood, TN 37027

      Peter A. Nyhus              Regional Vice President   None
      3084 Wilds Ridge Court
      Prior Lake, MN 55372

      Eric P. Olson               Regional Vice President   None
      62 Park Drive
      Glenview, IL 60025



      Fredric Phillips            Regional Vice President   None
       32 Ridge Avenue
       Newton Centre, MA 02159



#     Candance Pilgram            Assistant Vice President   None


      Carl S. Platou              Regional Vice President   None
      4021 96th Avenue, SE
      Mercer Island, WA 98040


*     John O. Post, Jr.           Vice President          None

      Steven J. Reitman           Vice President          None
       212 The Lane
       Hinsdale, IL 60521



      Brian A. Roberts            Regional Vice President   None
       12025 Delmahoy Drive
       Charlotte, NC 28277



      George S. Ross              Vice President          None
       55 Madison Avenue
       Morristown, NJ 07960



*     Julie D. Roth               Vice President          None



*     James F. Rothenberg         Director                None



      Douglas F. Rowe             Regional Vice President   None
      30309 Oak Tree Drive
      Georgetown, TX 78628

      Christopher Rowey           Regional Vice President   None
      9417 Beverlywood Street
      Los Angeles, CA 90034





      Dean B. Rydquist            Vice President          None
       1080 Bay Pointe Crossing
      Alpharetta, GA 30202



      Richard R. Samson           Vice President          None
       4604 Glencoe, Ave., # 4
       Marina del Rey, CA 90292



      Joe D. Scarpitti            Regional Vice President   None
      25760 Kensington Drive
      Westlake, OH 44145



*     R. Michael Shanahan          Director               None



      David W. Short              Senior Vice President   None
       1000 RIDC Plaza, Ste. 212
       Pittsburgh, PA  15238



*     Victor S. Sidhu             Vice President, Institutional   None
                                  Investment Services Division



      William P. Simon, Jr.       Vice President          None
       554 Canterbury Lane
       Berwyn, PA 19312



*     John C. Smith               Vice President, Institutional   None
                                  Investment Services Division



*     Mary E. Smith               Assistant Vice President,   None
                                  Institutional Investment
                                  Services Division

      Rodney G. Smith             Regional Vice President   None
       2350 Lakeside Blvd., #850
       Richardson, TX 75082



      Nicholas D. Spadaccini      Regional Vice President   None
      855 Markley Woods Way
      Cincinnati, OH 45230

      Daniel S. Spradling         Senior Vice President   None
       4 West 4th Avenue, Ste. 406
       San Mateo, CA 94402



      Thomas A. Stout             Regional Vice President   None
      2603 Kresson Place
      Bowie, MD 20715



      Craig R. Strauser           Regional Vice President   None
       17040 Summer Place
      Lake Oswego, OR 97035



      Francis N. Strazzeri        Regional Vice President   None
      31641 Saddletree Drive
      Westlake Village, CA 91361

&     James P. Toomey             Assistant Vice President   None



%     Christopher E. Trede        Assistant Vice President   None



      George F. Truesdail         Vice President          None
       400 Abbotsford Court
       Charlotte, NC 28270



      Scott W. Ursin-Smith        Regional Vice President   None
       606 Glenwood Avenue
       Mill Valley, CA 94941



@     Andrew J. Ward              Vice President          None

*     David M. Ward               Assistant Vice President,   None
                                  Institutional Investment Services Division



      Thomas E. Warren            Regional Vice President   None
       4001 Crockers Lake Blvd.  #1012
      Sarasota, FL 34238



#     J. Kelly Webb               Senior Vice President   None



      Gregory J. Weimer           Regional Vice President   None
       125 Surrey Drive
       Canonsburg, PA 15317



#     Timothy W. Weiss            Director                None



**    N. Dexter Williams          Vice President          None



      Timothy J. Wilson           Regional Vice President   None
       113 Farmview Place
      Venetia, PA 15367



@     Marshall D. Wingo           Senior Vice President   None



*     Robert L. Winston           Senior Vice President and   None
                                  Director



      William R. Yost             Regional Vice President   None
       9320 Overlook Trail
       Eden Prairie, MN   55437



      Janet M. Young              Regional Vice President   None
       1616 Vermont
       Houston, TX 77006


______________________

* Business Address, 333 South Hope Street, Los Angeles, CA  90071

** Business Address, Four Embarcadero, Suite 1800, San Francisco, CA 94111

# Business Address, 135 South State College Blvd., Brea, CA  92621

& Business Address, 8000 IH-10, Suite 1400, San Antonio, TX 78230

@ Business Address, 5300 Robin Hood Road, Norfolk, VA  23513

% Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and held in the offices of the Fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Blvd., Brea, CA 92621.

     Records covering shareholder accounts are maintained and kept by the Fund's transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92621, 8000 IH-10, Suite 1400, San Antonio, TX 78230, 5300
Robin Hood Road, Norfolk, VA 23513 and 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240.

     Records covering portfolio transactions are also maintained and kept by the Custodian, The Chase Manhattan Bank, N.A.

ITEM 31. MANAGEMENT SERVICES.

 None.

ITEM 32. UNDERTAKINGS.

     As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 29th day of January, 1996.

                            CAPITAL WORLD GROWTH AND INCOME FUND,  INC.

                            By /s/ Thierry Vandeventer
                               Thierry Vandeventer, Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on January 29, 1996, by the following persons in the capacities indicated.

         SIGNATURE                     TITLE



(1)      Principal Executive Officer:   Chairman of the Board



          /s/ Thierry Vandeventer

         (Thierry Vandeventer)



(2)      Principal Financial Officer and

           Principal Accounting Officer:



         /s/  R. Marcia Gould          Treasurer

         (R. Marcia Gould)



(3)      Directors:



         H. Frederick Christie*        Director



          /s/ Paul G. Haaga, Jr.       President and Director

         (Paul G. Haaga, Jr.)

         Mary Myers Kauppila*          Director

         Gail L. Neale*                Director

         Robert J. O'Neill             Director

         Donald E. Petersen*           Director

         Stefanie Powers               Director

         Frank Stanton*                Director



          /s/ Thierry Vandeventer      Director

         (Thierry Vandeventer)

         Charles Wolf, Jr.*            Director


 *By    /s/ Vincent P. Corti
         (Vincent P. Corti, Attorney-in-Fact)

     Counsel represents that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

                                            /s/ Michele Y. Yang
                                            (Michele Y. Yang)
                                      C-13